FIRST AMENDMENT TO AGREEMENT

      This First Amendment to Agreement (this "Amendment") dated as of November 1, 1996, by and between TELEPHONE ELECTRONICS CORPORATION, a Mississippi Corporation ("Transferor") and DIGITEC 2000, INC. formerly known as PROMO TEL, INC., a Nevada Corporation ("Promo Tel");

                                    RECITALS

      WHEREAS, Transferor and Promo Tel previously executed that certain Agreement dated as of May 1, 1996 (the "Agreement"), and

      WHEREAS, Transferor pursuant to the Agreement previously received shares of Promo Tel's common stock (the "Stock") in exchange for the transfer of certain Transferor's property (the "Property") to Promo Tel; and

      WHEREAS, Transferor and Promo Tel now agree to adjust the amount of Stock and Property; and

      WHEREAS, Promo Tel has since the effective date of the Agreement effected a one-for-six reverse stock split (the "Reverse Split") and change of name; and

      WHEREAS, Promo Tel and Transferor desire to enter into this Amendment, pursuant to which Transferor will transfer and assign to Promo Tel a certain number of the shares of the Stock, Promo Tel will reassign certain Property and the Reverse Split and name change will be recognized.

      NOW THEREFORE, in consideration of the foregoing and the mutual promises and covenants set forth herein, it has been and it is hereby agreed as follows:

      1) Transferor Action: Effective on June 30, 1996 (the "Effective Date"), Transferor shall be deemed to have transferred, conveyed and reassigned to Promo Tel all of Transferor's right, title and interest in and to 781,554 shares of Stock;

      2) Promo Tel Action: As of the Effective Date, Promo Tel shall be deemed to have relinquished and reassigned the following rights, all as further specified on Exhibit A:

            a)    Rights to certain equipment located in Jackson, Mississippi;

            b)    Certain operating expenses;

            c)    Equipment removed from Phoenix, Arizona location;

            d)    Unlicensed software;

      3) Certificates: The exchange between the parties of certificates representing the original Stock and the Stock to be reassigned should occur within five (5) business days from the date hereof Transferor does hereby deliver Certificate Number 618 for 9,632,312 shares to Promo Tel. Promo Tel shall deliver a certificate (the "New Certificate") in the amount of 1,475,126.33 shares (representing 8,850,758 shares as effected by the Reverse Split) to Transferor. Upon each party's receipt of the respective certificate the reassignment shall be deemed complete.

      4) Reverse Split: Transferor acknowledges the Reverse Split and change of Promo Tel's corporate name. Transferor agrees that the New Certificate will be accepted as containing the appropriate number of shares of Stock after giving effect to the reassignment and subsequent Reverse Split.

      5) Effect: To the extent not specifically amended herein the Agreement shall remain in full force and effect and unaltered by the terms and conditions contained herein.

      6) Counterparts: This Amendment shall be executed in any number of counterparts each of which shall constitute but one original Amendment.

                                   TELEPHONE ELECTRONICS CORPORATION


                                   BY:  /s/ Robert J. Healea
                                        ---------------------------
                                        ROBERT J. HEALEA
                                   ITS: VICE PRESIDENT


                                   DIGITEC 2000, INC. F/K/A PROMO TEL, INC.


                                   BY:  /s/ Diego E. Roca
                                        ---------------------------
                                        DIEGO E ROCA
                                   ITS: VICE PRESIDENT

PROMO TEL, INC.
SCHEDULE OF ASSETS NOT TRANSFERRED
OCTOBER 14, 1996

UNIDENTIFIED EQUIPMENT                            LOCATION                       AMOUNT
CONCENTRATOR, LATTISNET                           TECH ROOM                  $  1,515.30
CONCENTRATOR, LATTISNET                           TECH ROOM                     1,354.59
MISCELLANEOUS                                     ADDISON, TX                   1,943.03
NO DETAIL - MISC EQUIPMENT                        TEMPE, AZ                     4,551.00
COPIER AND COMPUTER DALLAS                        DALLAS, TX                    3,873.04
CONCENTRATOR SYNOPTICS                            ELEVATOR CLOSET               2,604.80
SOLONET EQUIPMENT                                 PALM BAY, FL                  2,865.00
                                                                              ----------

TOTAL UNIDENTIFIED EQUIPMENT                                                                 $18,706.76


EQUIPMENT STOLEN FROM PHOENIX

POWERMAC SETUP                                    JACKSON, MS                $  6,712.96
INSIGHT - P120 CONFIGURED SYSTEM                  TEMPE, AZ                     4,949.00
INSIGHT - P120 CONFIGURED SYSTEM                  TEMPE, AZ                     4,610.00
EZSHOW 840 DATA/VIDEO & DUKANE O/H PROJECTOR      HOUSTON, TX                   3,410.00
                                                                              ----------

TOTAL EQUIPMENT STOLEN FROM PHOENIX, AZ                                                       19,681.96


UNAUTHORIZED SOFTWARE - HERITAGE

HERITAGE DEVELOPMENT/MARKETING                                                 12,840.00
HERITAGE DEVELOPMENT/MARKETING                                                 12,840.00
HERITAGE DEVELOPMENT/MARKETING                                                 12,840.00
HERITAGE DEVELOPMENT/MARKETING                                                 12,840.00
HERITAGE DEVELOPMENT/MARKETING                                                    588.50
HERITAGE DEVELOPMENT/MARKETING                                                 37,450,00
                                                                              ----------

TOTAL UNAUTHORIZED SOFTWARE - HERITAGE                                                        99,398.50

OPERATING EXPENSES

ELECTRICAL WORK                                   JACKSON, MS                $  1,338.30
HERITAGE DEVELOPMENT SOFTWARE                     JACKSON, MS                     240.75
RON ANDERSON EXP                                                                1,826.89
MISCELLANEOUS                                     JACKSON, MS                     492.13
MISCELLANEOUS                                     JACKSON, MS                     806.21
MISCELLANEOUS                                     JACKSON, MS                     176.27
MISCELLANEOUS                                     IRVINE, CA                      214.00
MISCELLANEOUS                                     HOUSTON, TX                      59.21
MISCELLANEOUS                                     JACKSON, MS                     684.80
MOUNTING HARDWARE                                 UNKNOWN                         522.17
PHONE EQUIPMENT                                   CHICAGO, IL                     281.62
EQUIPMENT                                         SCOTTSDALE, AZ                  846.41
                                                                              ----------
TOTAL OPERATING EXPENSES                                                                       7,498.76
                                                                                             ----------
TOTAL ASSETS NOT TRANSFERRED TO TEC                                                          135,275.98
                                                                                             ==========

                                  TEC Amendment

Promo Tel, Inc.
June 30, 1996

Memo re: Acquisition of Assets from TEC


On May 1, 1996 Promo Tel entered into an agreement with Telephone Electronics Corp. ("TEC") for the purchase of:

Description                                                          Cost to TEC

Office equipment (consisting of desks, chairs,
credenzas, bookcases, file cabinets, workstations,
computers, computer monitors, keyboards, laser printers,
fax machines and other miscellaneous supplies)                          $76,839*

Computer file servers (including advanced internet and
intranet software applications and corresponding
telecommunication equipment, hardware and accessories)                1,355,000*

Software, hardware and development technology and
equipment for use in the establishment of high-speed,
satellite-to-home computer data services for individual
consumers.                                                              351,716*
                                                                     ----------
                                                                     $1,783,555
                                                                     ----------

The aforementioned dollar amounts were listed in schedules supplied to Promo Tel from TEC and represent the original cost to TEC (not adjusted for depreciation). These assets were initially put in use by TEC sometime in the beginning of calendar 1996. Frank Magliato, President of Promo Tel, negotiated with TEC to have such assets reflected at their net book value (adjusted for estimated accumulated depreciation) [HANDWRITING ILLEGIBLE]. In doing so, Promo Tel and TEC agreed on an adjusted net amount of $l,667,217. This is evidenced by the fact that TEC agreed to accept 9,632,312** shares of Promo Tel common stock at a fixed price per share of $0.173085825** (as indicated in Exhibit B to the agreement between Promo Tel and TEC).


*     Per Exhibits A-1, A-2, A-3 of Promo Tel/TEC agreement (Perm File)

**    Per Exhibit B of Promo Tel/TEC agreement (Perm File)

                                    AGREEMENT

This Agreement (the "Agreement"), dated as of May 1, 1996, by and between Telephone Electronics Corporation, a Mississippi Corporation ("Transferor") and Promo Tel, Inc., a Nevada Corporation ("Promo Tel").

                                    RECITALS

WHEREAS, Promo Tel is presently engaged in the telecommunications industry through the marketing and distribution of pre-paid telephone calling cards and other telecommunication products and services; and

WHEREAS, the Transferor has knowledge, expertise, tangible property, intellectual property, trade secrets, contractual rights, and interests in ongoing business operations all involved in or related to the telecommunications industry, specifically relating to its business division known as TecLink (the "Subject Properties"), and which Promo Tel proposes to acquire in exchange for shares of Promo Tel's common stock (the "Shares")

WHEREAS, Promo Tel has engaged in a corporate reorganization ("Reorganization") which constituted a nontaxable property exchange under the provisions of Section 351 of the Internal Revenue Code; and

WHEREAS, Promo Tel and Transferor desire to enter into the Agreement pursuant to which the Transferor will transfer and assign to Promo Tel the Subject Property in exchange for the Shares (the "Transaction").

NOW THEREFORE, in consideration of the foregoing and the mutual promises and covenants set forth herein IT HAS BEEN AND IT HEREBY IS AGREED as follows:

1. Mutual Agreement to Transfer Property and to Issue Stock. The Transferor hereby agrees to transfer, convey and assign to Prom Tel its interest in the Subject Property as hereinafter identified in exchange for the specified number of Shares of which Promo Tel hereby agrees to issue and deliver to the Transferor. The exchange of the assignments of the Subject Property and the Shares shall take place at the Closing of the Agreement.

2. Identification of Subject Property and Specification of Promo Tel Common Stock to be Issued. The identification and a description of the Subject Property to be conveyed to Promo Tel and the number of Shares to be issued to Transferor is as shown on Exhibit A and Exhibit B, respectively, attached hereto and made a part hereof.

3. General Representations of Transferor. The Transferor hereby represents and warrants to Promo Tel that: (a) it is a Mississippi corporation in good standing, (b) except as set forth herein, Transferor has good and marketable title to the interest(s) in the Subject Property being conveyed to Promo Tel by Transferor; (c) Transferor will convey the interest(s) in the Subject Property to Promo Tel free and clear of all encumbrances; (d) Transferor is the sole owner of the Subject Property being conveyed hereunder and no other person or entity will have an interest in or to the Shares of Promo Tel to be received hereunder; (e) Transferor will execute and deliver to Promo Tel such documentation evidencing the conveyance of the interest(s) in the Subject Property in such form as counsel for Promo Tel may reasonably require; (f) the execution and delivery of this Agreement by Transferor, and the performance of its covenants and obligations hereunder have been duly authorized by all necessary corporate action of Transferor and such Agreement represents the legal and binding obligations of Transferor; and (g) Transferor agrees to comply with and make all filings required by securities laws and to cooperate with and assist Promo Tel with its securities filings with respect to Transferor.

4. General Representations of Promo Tel. Promo Tel hereby represents and warrants that: (a) it is a Nevada corporation in good standing; (b) it is in the process of qualifying to do business in the states where its business so requires and where the failure to have so qualified would not have a material adverse effect on Promo Tel, its businesses taken as a whole or the Shares; (c) its present authorized capital stock consists of 100,000,000 shares of $.001 par value common stock and 1,000,000 shares of $.001 par value preferred stock ("Preferred"); (d) as of the date of the Agreement there are no shares of its preferred stock outstanding and there are no outstanding options or other rights to acquire any shares of Preferred; (e) as of April 25, 1996 Promo Tel had outstanding 33,529,249 Shares of its common stock and is committed to issue an additional 5,000,000 Shares of Common Stock in conversion of payment of promissory notes aggregating $500,000 (such notes were issued for $500,000 in cash) at $0.10 per share; (f) other than as set out in Section 4(e) there are no outstanding options or other rights to acquire any Shares except for Shares to be issued pursuant to this Agreement; (g) prior to July of 1995 Promo Tel was in a dormant state and since that time it has engaged in active operations involving the marketing and distribution of prepaid telephone cards and other telecommunications products and services; (h) during the period from August 1, 1995 through December 31, 1995 Promo Tel's gross revenues from operations was approximately $6,800,000; (i) during the period from August 15, 1995 to December 31, 1995 Promo Tel has received $1,000,000 in investment capital, $500,000 from the sale of 5,000,000 Shares of its common stock and $500,000 for promissory notes (such notes to be converted into 5,000,000 Shares of common stock), substantially all of which has been expended in its operations in its efforts in Promo Tel's development program; and (j) the execution and delivery of this Agreement by Promo Tel, and the performance of its covenants and obligations hereunder have been duly authorized by all necessary corporate action of Promo Tel and such Agreement represents the legal and binding obligations of Promo Tel.

Promo Tel further agrees and warrants that as of the Closing (as defined below) it will not have outstanding any of its capital stock or rights, options or other obligations to acquire such Shares or Preferred other than as described in this Section 4.

5. Transferor's Investment Representations. Transferor hereby acknowledges, represents and/or agrees that: (a) Transferor is acquiring all Shares to be issued under the Agreement (the "Stock") for the Transferor's own account for investment and not with a view to distribution; (b) the sale or transfer of the Stock or any interest therein is severely restricted; (C) the delivery of the Stock hereunder has not been registered under the Securities Act of 1933 or the securities law of any other jurisdiction; (d) the Stock cannot be sold or transferred by Transferor or any other person or entity unless they are subsequently registered under applicable laws or an exemption from registration is available; (e) although Promo Tel is required under certain circumstances to register the Shares of Common Stock as set forth below, it is not required to make any exemption from registration available and accordingly, Transferor must bear the economic risk of this investment for an indefinite period of time; and
(f) Promo Tel may cause the following legend or one similar thereto to be set forth on each certificate representing the Stock:

            "The Shares represented by this Certificate have not been registered under the Securities Act of 1933 ("Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. The Shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company."

6. Promo Tel's Securities Representations. (a) Promo Tel intends to pursue the registration of its Shares under Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act"), and the qualification of such

Shares for trading in the over-the-counter market; (b) all Shares previously delivered to the holders thereof are, and the Stock to be delivered will be duly and validly issued, fully paid and non assessable and were either registered with the SEC under the Act or issued in full legal compliance with a lawful exemption from registration; (c) Promo Tel has been and will be at the time of delivery of the Stock in full compliance with all Federal and State securities laws; and (d) Promo Tel agrees that it shall not use the names or marks of Transferor or any of Transferor's subsidiaries, directors, officers or representatives without the prior written consent of Transferor, except as required by securities laws pertaining to Share ownership, provided however, that Transferor shall be entitled to require simultaneous notice thereof.

7. Speculative Nature of Investment. Transferor hereby acknowledges that it understands that an investment in the Stock is speculative and subject to a high degree of risk and that it has reviewed the risk factors involved in the investment including: (a) that the success of the Promo Tel is dependent upon Promo Tel's acquisition of substantial amounts of additional cash to finance its operations of which there is no assurance; (b) Promo Tel will face significant actual and potential competition, much of which will be from organizations with established businesses, reputations and greater capital and personnel resources than Promo Tel; (c) a substantial portion of the present and proposed business of Promo Tel is highly volatile in nature and there is no assurance Promo Tel will be able to expand or retain its present level of activities; (d) Promo Tel will be developing a new business involving new technology and/or new uses for existing technology and an investment in such a new venture is inherently speculative; (e) Promo Tel has not conducted or received any definite study of the potential market acceptance of proposed personal computer - Internet business, and thus, has no assurance of its market acceptance even if Promo Tel is successful in its development; (f) the exchange ratios for the issuance of the Stock for the Subject Property has been determined by negotiations between the Transferor and Promo Tel and were not based upon any specific recognized criteria or value; (g) it is not now possible to definitely determine the price at which Promo Tel will be able to raise the necessary additional working capital for Promo Tel, accordingly, Transferor faces risk of future dilution in the value of the investment as well as a risk of loss of the transferred Subject Property if sufficient additional capital does not become available; and (h) the telecommunications industry is subject to a substantial degree of government regulation and future changes in such regulation could adversely affect the operations of Promo Tel.

8. Closing. The closing date shall be such time and date (the "Closing") and shall be held at such place as the parties mutually agree; but in the absence of such Agreement shall be held at the offices of Transferor at 10:00 AM (local time) on May 1, 1996. At the Closing (a) the Transferor will deliver to Promo Tel all certificates, assignments and other documents which may be necessary and appropriate to transfer and convey its interest in the Subject Property as listed in Section 2 of this Agreement, all in form and substance reasonably satisfactorily to counsel for Promo Tel; and (b) Promo Tel shall deliver to the Transferor certificates evidencing the Stock to be issued to the Transferor pursuant to paragraph 2 of this Agreement together with such other documents, if any , which may be necessary and appropriate to accomplish the delivery of the Stock all in form and substance reasonably satisfactory to the Transferor or its counsel.

9. Conditions to Promo Tel's Obligations to Close. All obligations of Promo Tel to be performed at the Closing are subject to the fulfillment, prior to or at the Closing, of each of the conditions hereinafter set forth in this Section 9. Nothing in this Section 9 shall limit or restrict any rights or remedies which Promo Tel may have by reason of any misrepresentation, breach of warranty or non fulfillment of any covenant, agreement or obligation by the Transferor under or pursuant to this Agreement. These conditions to the performance by Promo Tel of its obligations are:

(a) The representations and warranties of the Transferor contained in this Agreement or in any writing, certificate, schedule, exhibit, statement, list, report, instrument or other document furnished or delivered to Promo Tel pursuant to the terms hereof shall be materially true and correct and as of the Closing as fully as if such representations and warrants had been made or given at the Closing;

(b) The Transferor shall have performed and complied with all covenants and conditions required by the Agreement to be performed or complied with by it prior to or at the Closing;

(c) Promo Tel shall have received from the Transferor at or prior to the Closing, all of the certificates, assignments and other documents required to be delivered pursuant to Section 9 hereof;

(d) No event shall have occurred prior to the Closing, including without limitation, loss of or damage to any of the Subject Property which in the reasonable judgment of Promo Tel, materially and adversely affects the value of the Subject Property whether or not any such event is covered by insurance; provided however that any dispute, claims or lawsuits involving (i) Thomas Gould or Heritage Graphics, Inc. ("Heritage") (a "Heritage Claim")

(ii) U.S. Robotics ("USR") (a "USR Claim") , (iii) Suns, Inc. of Phoenix, Arizona ("Suns") (a "Suns Claim") and/or (iv) Netscape ("Netscape") (a "Netscape Claim") shall not be grounds for Promo Tel's refusal to proceed to Closing;

(e) No action or proceeding by any person, entity, administrative agency or public authority shall be pending or threatened against any party hereto, to restrain, prohibit or nullify the consummation of the transactions contemplated herein, or wherein an unfavorable judgment, decree or order would prevent or make unlawful the fulfillment of this Agreement or performance thereunder other than any Heritage Claim, USR Claim and/or Netscape Claim; and

(f) The Transferor shall have obtained in writing all requisite consents (if any) from third parties with respect to the sale, conveyance, transfer, or assignment of the Subject Property hereunder, except those relating to any Heritage Claim, USR Claim, Suns Claim and/or Netscape Claim.

10. Conditions to the Transferor's Obligations to Close. All obligations of the Transferor to be performed at the Closing are subject to the fulfillment, prior to or at the Closing, of each of the conditions hereinafter set forth in this
Section 10. Nothing in this Section 10 shall limit or restrict any rights or remedies which the Transferor may have by reason of any misrepresentation, breach of warranty or non fulfillment of any covenant agreement or obligation by Promo Tel under or pursuant to this Agreement. These conditions to the performance by the Transferor of its obligations are:

(a) The representations and warranties of Promo Tel contained in this Agreement or in any writing, certificate, schedule, exhibit, statement, list report, instrument or other document furnished or delivered to Transferor pursuant to the terms of this Agreement shall be true at and as of the Closing as fully as if such representations and warrants had been made or given at the Closing;

(b) Promo Tel shall have performed and complied with agreements and conditions required by this Agreement to be performed or complied with by Promo Tel prior to or at the Closing;

(c) The Transferor shall have received from Promo Tel, at or prior to the Closing, all of the certificates, instruments and other documents required to be delivered pursuant to the terms hereof;

(d) No event shall have occurred prior to the Closing, including, without limitation, loss of or damage to any of the assets of Promo Tel which, in the reasonable judgment the Transferor, materially and adversely affects the value of Promo Tel and or the business thereof or the Stock, whether or not such event is covered by insurance other than any Heritage Claim, USR Claim and/or Netscape Claim; and

(e) No action or proceeding by any person, entity, administrative agency or public authority shall be pending or threatened against any party hereto, to restrain, prohibit or nullify the consummation of the transactions contemplated herein, or wherein an unfavorable judgment, decree or order would prevent or make unlawful the fulfillment of this Agreement or performance hereunder, other than any Heritage Claim, USR Claim and/or Netscape Claim.

11. Indemnification. The parties agree that the following indemnification provisions shall apply:

(a) The Transferor shall defend, indemnify and hold Prom Tel harmless from, against and in respect of any and all claims, demands, lawsuits, proceeding, losses, assessments, fines, penalties, administrative orders, obligations, costs, expenses, liabilities and damages, including interest, penalties and reasonable attorney's fees (all of the foregoing hereinafter referred to collectively as ("Claims"), which arise, result from or are related to the Transferor's breach of, or failure to perform, any of its representations, warranties, covenants, commitments, agreements or obligations under this Agreement or in any writing, certificate, exhibit, schedule, statement, list, report, instrument, or other document furnished or delivered to Promo Tel in connection with this Agreement (including, without limitation, any misrepresentation in, or omission from, this Agreement or any writing, certificate, exhibit, schedule, statement, list or report to Promo Tel in connection with this Agreement.

(b) Promo Tel shall defend, indemnify and hold Transferor harmless from, against and in respect of any and all claims, demands, lawsuits, proceeding, losses, assessments, fines, penalties, administrative orders, obligations, costs, expenses, liabilities and damages, including interest, penalties and reasonable attorney's fees (all of the foregoing hereinafter referred to collectively as ("Claims"), which arise, result from or are related to Promo Tel's breach of, or failure to perform, any of its representations, warranties, covenants, commitments, Agreements or obligations under this Agreement or in any writing, certificate, exhibit, schedule, statement, list, report, instrument, or other document furnished or delivered to Promo Tel in connection with this Agreement (including, without limitation, any misrepresentation in, or omission from, this Agreement or any writing, certificate, exhibit, schedule, statement, list or report to Transferor in connection with this Agreement;

(c) Transferor shall indemnify and hold Promo Tel harmless from all Claims associated with the Subject Property, including but not limited to the Heritage Claim, incurred or relating to periods prior to the Effective Time (as defined below) and Promo Tel shall indemnify and hold Transferor harmless from all Claims associated with the Subject Property, including but not limited to the Heritage Claim incurred or relating to periods after the Effective Time; and

(d) In the event Netscape seeks to make Claims against Transferor, Promo Tel agrees to indemnify and hold Transferor harmless from any Netscape Claim.

12. Arbitration. Promo Tel and Transferor agree to provide the other with written notice of any claimed breach of the Agreement. The party receiving the notice of alleged breach shall have five days to cure the breach. If after the 30 days no resolution has been achieved the involved parties shall arbitrate the dispute utilizing the services and Rules and Regulation of the American Arbitration Association. Such arbitration shall be binding and shall be conducted in Atlanta, Georgia.

13. Execution. The Agreement may by executed in counterparts and each of such counterparts shall, for all purposes, be deemed to be an original but altogether only one (1) Agreement. The effective time (the "Effective Time") of the Transaction shall be 11:59 P.M. Central Time on January 20, 1996, provided however, that delivery of Stock shall not be required until the Closing or as soon thereafter as Promo Tel's transfer agent is capable of delivery thereof.

14. Notices. All notices required to be given thereunder relating to the Agreement shall be in writing and shall be deemed to have been duly given on the date of receipt if sent by overnight delivery to the party to whom notice is to be given, and properly addressed, at the address set forth below. Any party may at any time direct in writing that all communications or particular communications or particular types of communications be delivered to a different address or addressee other than those specified herein by notifying the other party in the manner prescribed herein for the giving of notice.

15. Assignment. This Agreement shall inure to the benefit of and be binding on the Transferor, Promo Tel and their respective successors, assigns, legal representatives and heirs. This Agreement shall not be assigned by any party without the prior written consent of the other party. Any attempted assignment without such consent shall be void.

16. Entirety, Amendments and Relationship. The Agreement constitutes the entire contract, Agreement and understanding of the parties. The Agreement may only be amended in writing executed by the parties. The parties agree that the relationship created herein is that of assignor (Transferor) and assignee (Promo
Tel). Nothing herein shall be construed, nor shall anything be implied as creating any additional relationships between the parties, including but not limited to, that of partner, joint venturer, contractor, agent or otherwise.

17. Law. The Agreement shall be governed by and construed under the laws of Mississippi.

18. Piggy-Back Registration and Other Rights. (a) Transferor shall have, at its option, "piggy back" registration rights to require the Stock to be registered under the 1933 Act on a pro rata basis to the total number of Shares involved in such registration, if, within three years of the Closing, Promo Tel files a registration statement under such Act covering Shares of common stock on Form S-1, S-2 or S-3; provided, however, that such registration rights shall not be effective if the offering to be registered by Promo Tel is an underwritten public offering and the underwriter advises Transferor to the effect that the inclusion of the Stock as part of the underwriting would adversely affect the underwriter's ability to make the offering; (b) in the event Frank Magliato ("Principal") enters into an agreement for the private transfer, sale or exchange of his shares of common stock, he agrees that he shall not enter such agreement without including the Stock on a pro-rata basis (i.e. if Principal proposes to transfer 50% of his shares he must cause the transferee to contract to purchase 50% of the Stock from Transferor).

19. Heritage Claim. (a) Promo Tel and Transferor each acknowledge existence of the Heritage Claim which could result in litigation against each of the parties by Heritage and counter-claims by the parties against Heritage. The parties agree that each has conducted its own investigation of such claim and Promo Tel agrees to accept all risks associated with the Heritage Claim as the same pertains to Promo Tel, TECLink, Inc. and any of their affiliates, directors, officers, employees or representatives. The parties agree to bear their own expenses and cooperate in any such litigation and further agree not to file any cross-claims against each other in such litigation, the same being expressly assumed and released by each party hereto. The parties specifically agree to indemnify and hold each other harmless in accordance with Section 11(c) with regard to the Heritage Claim.

(b) The parties acknowledge and agree that the Subject Property contains $88,810.00 in developmental software (the "Software") involved in the Heritage Claim. Promo Tel acknowledges, understands and agrees that certain issues have arisen with respect to Transferor's ability to reproduce, use, sell and/or distribute the Software without infringing upon proprietary rights of Apple Computer, Progressive Network or other developers which may have obtained rights from such companies. The transfer of the Software is made without any warranties on the part of Transferor, the same being specifically disclaimed by Transferor. Promo Tel accepts the Software without warranty and acknowledges and agrees this is a specific exception to Section 3(b) above. Notwithstanding the foregoing, Transferor shall maintain primary responsibility for resolution of the Heritage Claim as it pertains to the Software. In the event it is determined that the Software infringes upon other's rights, Promo Tel shall be entitled to an Adjustment (as defined below). In no event shall Transferor shall be responsible for paying developer or licensing fees to any person or entity claiming any infringement unless mutually agreed by the parties hereto. The obligations contained in this Section 19(b) are Transferor's sole obligations with respect to the Software.

20. Adjustments. (a) Transferor acknowledges that as a result of the Software, the USR Claim and/or the Suns Claim that it may be responsible to make an adjustment ("Adjustment") in the number of Shares received from Promo Tel by delivery and reassignment of certain Shares to Transferor. In the event of an Adjustment, Transferor shall be responsible for delivery of a certificate or certificates representing the Stock determined by dividing the total amount of any Adjustment by the Promo Tel Stock Price (as defined in Exhibit B).

(b) The parties agree that the following Adjustments shall be the only Adjustments to the Stock received by Transferor: (i) the Software - not to exceed $88,810.00 (ii) the USR Claim - an amount determined by a pro rata portion of any price reduction (from the present pricing of $840.00 per port) offered by USR with respect to equipment which is the subject of the USR Claim and (iii) the Suns claim - $18,436.04.

(c) With respect to the Suns, Promo Tel shall be responsible for pursuing

Suns in order to have certain equipment shipped to Promo Tel and/or paid for by Suns. In the event Promo Tel is unable to obtain such equipment or payment thereof within a reasonable period of time after reasonable efforts on its part, it shall give notice to Transferor and shall be entitled to an Adjustment thereof.

(d) With respect to the USR Claim, the parties agree that when such Claim is resolved, the parties will simultaneously issue checks to USR in order to promptly and fully resolve such Claim.

(e) In the event of an Adjustment, unless the parties agree otherwise, should such Adjustment result in Promo Tel's not qualifying as an "affiliate" under the MCI Contract (as defined in Exhibit A) then Transferor shall no longer be required to offer Promo Tel the contract rights set forth on Exhibit A, Number 6.

21. Non-Prohibition. Nothing contained herein shall be construed as prohibiting Transferor or any of its subsidiaries or affiliates from entering into or continuing any existing telecommunications or other business, including but not limited to, any Internet access business or otherwise. Promo Tel acknowledges and agrees that it is not receiving any non-competition covenants or agreements from Transferor.

IN WITNESS WHEREOF, the parties to the Agreement have duly executed it as set forth below.

                                        PROMO TEL:

                                        PROMO TEL, INC.

                                        By:  /s/ Frank Magliato
                                             -----------------------------
                                             Frank Magliato, President


                                        TRANSFEROR:

                                        TELEPHONE ELECTRONICS
                                        CORPORATION

                                        By:  /s/ Walter J. Frank, Jr.
                                             -----------------------------
                                             Walter J. Frank, Jr.
                                             Executive Vice President

                                    EXHIBIT A

                                SUBJECT PROPERTY

      Certain assets being utilized, or capable of being utilized, in Transferor's Internet access business consisting of all of Transferor's right, title and interest (as qualified in the Agreement, attached hereto and made a part hereof to the following:

      1) Federal Service Mark (Serial Number 75/004054) relating to the name "TECLink" and more fully described on that certain Filing Receipt for Trade Mark Applicant, attached hereto and made a part hereof.

      2) Fixed Assets consisting of those assets formerly belonging to Transferor's subsidiary, TEC Operator Services, Inc., and more fully described on Schedule A-1 attached hereto and made a part hereof.

      3) Assets consisting of hardware, software and intangibles relating to Transferor's Internet access business and more fully described on Schedule A-2 attached hereto and made a part hereof.

      4) Assets consisting of hardware, software, trade secrets and other intangibles relating to Transferor's investment in the Hughes Project and more fully described on Schedule A-3 attached hereto and made a part hereof.

      5) Customer lists and accounts receivable (for periods subsequent to the Effective Time) relating to Transferor's Internet access business consisting of 1,371 customers.

      6) Contract right to purchase MCI services pursuant to Transferor's MCI Carrier Contract (the "MCI Contract"). TEC shall designate Promo Tel as an "affiliate" under the MCI Contract, provided however, that Promo Tel shall comply with all the terms and conditions of such contract and the rules and procedures set forth by Transferor's MCI Contract administrator. This right shall terminate upon expiration of the MCI Contract. Transferor shall have the right, in its sole discretion, to modify or terminate the MCI Contract in its entirety.

                       700 SOUTH WEST STREET - 2ND FLOOR
 FIXED ASSET INVENTORY - ITEMS LOCATED FROM ORIGINAL DECEMBER 6, 1995 INVENTORY
                                 April 24, 1996

ASSET # OR
# ASSIGNED       DESCRIPTION                  LOCATION                    FMV
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      696     BOARD, CORK                  KITCHEN/LOUNGE                 18.79
--------------------------------------------------------------------------------
      588     BOARD, CORK                  BACK WALL OPERATOR CENTER      18.79
--------------------------------------------------------------------------------
   100387     BOARD, CORK                  OC OFF 5                       18.79
--------------------------------------------------------------------------------
   100375     BOARD, CORK                  OC                              4.99
--------------------------------------------------------------------------------
   100381     BOARD, CORK                  KITCHEN/LOUNGE                  4.99
--------------------------------------------------------------------------------
   100423     BOARD, CORK                  OC OFF 3                        4.99
--------------------------------------------------------------------------------
   100425     BOARD, CORK                  BACK WALL OPERATOR CENTER      18.99
--------------------------------------------------------------------------------
      927     BOARD, CORK 2 X 3            OC OFF 9                        4.68
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      110     BOARD, WHITE                 OC OFF 4                       49.78
--------------------------------------------------------------------------------
      126     BOARD, WHITE                 OC OFF 7                       49.78
--------------------------------------------------------------------------------
      179     BOARD, WHITE                 OC OFF 6                       49.78
--------------------------------------------------------------------------------
      251     BOARD, WHITE                 OC/LAURA DAVIS                 49.78
--------------------------------------------------------------------------------
      269     BOARD, WHITE                 EXECUTIVE CONFERENCE           49.78
--------------------------------------------------------------------------------
      340     BOARD, WHITE                 TRAINING ROOM                  49.78
--------------------------------------------------------------------------------
      341     BOARD, WHITE                 TRAINING ROOM                  49.78
--------------------------------------------------------------------------------
      948     BOARD, WHITE                 OC OFF 5                       49.78
--------------------------------------------------------------------------------
   100010     BOARD, WHITE                 OC OFF 9                       65.65
--------------------------------------------------------------------------------
   100022     BOARD, WHITE                 OC OFF 8                       55.65
--------------------------------------------------------------------------------
   100038     BOARD, WHITE                 OC OFF 1                       60.95
--------------------------------------------------------------------------------
   100226     BOARD, WHITE                 OC                             49.78
--------------------------------------------------------------------------------
   100083     BOARD, WHITE WOODEN CASE     EXECUTIVE, OFFICE              49.78
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

\-------------------------------------------------------------------------------
      125     BOOKCASE, 2 SHELF METAL      TRAINING                       57.39
--------------------------------------------------------------------------------
      194     BOOKCASE, 2 SHELF METAL      OC SUPV                        57.39
--------------------------------------------------------------------------------
      207     BOOKCASE, 2 SHELF METAL      OC OFF 3                       57.39
--------------------------------------------------------------------------------
      242     BOOKCASE, 2 SHELF METAL      OC OFF 2                       57.39
--------------------------------------------------------------------------------
      244     BOOKCASE, 2 SHELF METAL      HOWARD GRAYIN                  57.39
--------------------------------------------------------------------------------
      288     BOOKCASE, 2 SHELF METAL      OC                             57.39
--------------------------------------------------------------------------------
      358     BOOKCASE, 2 SHELF METAL      OC                             57.39
--------------------------------------------------------------------------------
      382     BOOKCASE, 2 SHELF METAL      TRAINING ROOM                  57.39
--------------------------------------------------------------------------------
      750     BOOKCASE, 2 SHELF METAL      OC OFF 7                       57.39
--------------------------------------------------------------------------------
      857     BOOKCASE, 2 SHELF METAL      CUSTOMER SERVICE               57.39
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      359     BOOKCASE, 3 SHELF METAL      OC                             70.93
--------------------------------------------------------------------------------
      823     BOOKCASE, 3 SHELF METAL      OC OFF 3                       77.54
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
      828     BOOKCASE, 4 SHELF METAL      OC/LAURA DAVIS                 88.12
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
      170     BOOKCASE, 4 SHELF WOOD       OC OFF 5                       75.75
--------------------------------------------------------------------------------
      195     BOOKCASE, 4 SHELF WOOD       OC OFF 3                       75.75
--------------------------------------------------------------------------------
      243     BOOKCASE, 4 SHELF WOOD       OC OFF 4                       75.75
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   100008     BOOKCASE, LIGHT OAK          OC OFF 8                      111.55
--------------------------------------------------------------------------------
   100061     BOOKCASE, LIGHT OAK          EXECUTIVE, SECRETARY          111.55
--------------------------------------------------------------------------------
   100204     BOOKCASE, LIGHT OAK          CUSTOMER SERVICE/MKT          111.55
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      589     CABINET, STOCK               OC/SUPPLY CLOSET              120.59
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      198     CALCULATOR, CANON            OC OFF 2                       21.83
--------------------------------------------------------------------------------

                       700 SOUTH WEST STREET - 2ND FLOOR
 FIXED ASSET INVENTORY - ITEMS LOCATED FROM ORIGINAL DECEMBER 6, 1995 INVENTORY
                                 April 24, 1996

ASSET # OR
# ASSIGNED       DESCRIPTION                  LOCATION                    FMV
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      382     CALCULATOR, CANON            OC                             21.63
--------------------------------------------------------------------------------
      906     CALCULATOR, CANON            PERSONNEL/DONNETTE MAYU        17.75
--------------------------------------------------------------------------------
      925     CALCULATOR, CANON            CUSTOMER SERVICE/MKT           17.76
--------------------------------------------------------------------------------
   100078     CALCULATOR, CANON            TECH ROOM                      21.25
--------------------------------------------------------------------------------
   100206     CALCULATOR, CANON            CUSTOMER SERVICE               17.76
--------------------------------------------------------------------------------
       77     CALCULATOR, SHARP            TECH ROOM                       8.17
--------------------------------------------------------------------------------
   100011     CALCULATOR, SHARP            OC OFF 8                       22.50
--------------------------------------------------------------------------------
   100056     CALCULATOR, SHARP            RECEPTION, EXECUTIVE           26.25
--------------------------------------------------------------------------------
   100080     CALCULATOR, SHARP            EXECUTIVE, SECRETARY           26.25
--------------------------------------------------------------------------------
   100184     CALCULATOR, SHARP            OC CLOSET/NIU                  26.25
--------------------------------------------------------------------------------
   100202     CALCULATOR, SHARP            HOWARD GRAYLIN                 26.25
--------------------------------------------------------------------------------
   100239     CALCULATOR, SHARP            OCC OFF 3                      26.25
--------------------------------------------------------------------------------
   100207     CALCULATOR, TEXAS INS        CUSTOMER SERVICE               27.50
--------------------------------------------------------------------------------
      123     CALCULATOR, TI               ANGIE SCOTT                    30.30
--------------------------------------------------------------------------------
      155     CALCULATOR, VICTOR           PERSONNEL/GLORIA SMITH         21.43
--------------------------------------------------------------------------------
      205     CALCULATOR, VICTOR           OC OFF 5                       21.43
--------------------------------------------------------------------------------
      241     CALCULATOR, VICTOR           OC OFF 1                       21.43
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      778     CAMERA, SURVEILLANCE         ENTRANCE                       44.52
--------------------------------------------------------------------------------
      779     CAMERA, SURVEILLANCE         ENTRANCE                       44.52
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      928     CART                         TECH ROOM                     147.34
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      104     CHAIR, ARM SIDE              TRAINING ROOM                  80.46
--------------------------------------------------------------------------------
      112     CHAIR, ARM SIDE              TRAINING ROOM                  80.46
--------------------------------------------------------------------------------
      182     CHAIR, ARM SIDE              EXECUTIVE/SECRETARY            80.46
--------------------------------------------------------------------------------
      197     CHAIR, ARM SIDE              CUSTOMER SERVICE               80.46
--------------------------------------------------------------------------------
      215     CHAIR, ARM SIDE              TRAINING ROOM                  80.46
--------------------------------------------------------------------------------
      232     CHAIR, ARM SIDE              OC OFF 4                       80.46
--------------------------------------------------------------------------------
      248     CHAIR, ARM SIDE              TRAINING                       80.46
--------------------------------------------------------------------------------
      249     CHAIR, ARM SIDE              TRAINING                       80.46
--------------------------------------------------------------------------------
      250     CHAIR, ARM SIDE              TRAINING ROOM                  80.46
--------------------------------------------------------------------------------
      295     CHAIR, ARM SIDE              OC OFF 7                       80.46
--------------------------------------------------------------------------------
      324     CHAIR, ARM SIDE              OC OFF 3                       80.46
--------------------------------------------------------------------------------
      325     CHAIR, ARM SIDE              TRAINING                       80.46
--------------------------------------------------------------------------------
      326     CHAIR, ARM SIDE              OC OFF 5                       80.46
--------------------------------------------------------------------------------
      327     CHAIR, ARM SIDE              OC                             80.46
--------------------------------------------------------------------------------
      328     CHAIR, ARM SIDE              OC                             80.46
--------------------------------------------------------------------------------
      329     CHAIR, ARM SIDE              OC OFF 8                       80.46
--------------------------------------------------------------------------------
      330     CHAIR, ARM SIDE              OC OFF 6                       80.46
--------------------------------------------------------------------------------
      332     CHAIR, ARM SIDE              TRAINING ROOM                  80.46
--------------------------------------------------------------------------------
      333     CHAIR, ARM SIDE              TRAINING ROOM                  80.46
--------------------------------------------------------------------------------
      334     CHAIR, ARM SIDE              TRAINING ROOM                  80.46
--------------------------------------------------------------------------------
      335     CHAIR, ARM SIDE              TRAINING ROOM                  80.46
--------------------------------------------------------------------------------
      336     CHAIR, ARM SIDE              OC OFF 7                       80.46
--------------------------------------------------------------------------------
      337     CHAIR, ARM SIDE              TRAINING ROOM                  80.46
--------------------------------------------------------------------------------
      338     CHAIR, ARM SIDE              TRAINING ROOM                  80.46
--------------------------------------------------------------------------------
      339     CHAIR, ARM SIDE              TRAINING ROOM                  80.46
--------------------------------------------------------------------------------
      342     CHAIR, ARM SIDE              TECH ROOM                      80.46
--------------------------------------------------------------------------------
      350     CHAIR, ARM SIDE              OC OFF 1                       80.46
--------------------------------------------------------------------------------
      351     CHAIR, ARM SIDE              CUSTOMER SERVICE               80.46
--------------------------------------------------------------------------------
      393     CHAIR, ARM SIDE              OC/LAURA DAVIS                109.16
--------------------------------------------------------------------------------
      637     CHAIR, ARM SIDE              TRAINING ROOM                  80.46
--------------------------------------------------------------------------------
      638     CHAIR, ARM SIDE              TRAINING ROOM                  80.46
--------------------------------------------------------------------------------
      648     CHAIR, ARM SIDE              CYBERLOG ROOM                  80.46
--------------------------------------------------------------------------------

                       700 SOUTH WEST STREET - 2ND FLOOR
 FIXED ASSET INVENTORY - ITEMS LOCATED FROM ORIGINAL DECEMBER 6, 1995 INVENTORY
                                 April 24, 1996

ASSET # OR
# ASSIGNED         DESCRIPTION                  LOCATION                     FMV
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      738     CHAIR, ARM SIDE              CUSTOMER SERVICE               80.45
--------------------------------------------------------------------------------
      749     CHAIR, ARM SIDE              OC OFF 3                       80.45
--------------------------------------------------------------------------------
      751     CHAIR, ARM SIDE              TRAINING ROOM                  80.45
--------------------------------------------------------------------------------
      807     CHAIR, ARM SIDE              MARKETING/JOHN MAGOWAN         93.60
--------------------------------------------------------------------------------
      808     CHAIR, ARM SIDE              MARKETING/ANGIE SCOTT          93.60
--------------------------------------------------------------------------------
      818     CHAIR, ARM SIDE              HOWARD GRAYLIN                 93.60
--------------------------------------------------------------------------------
      851     CHAIR, ARM SIDE              JOHN MAGOWAN                   93.60
--------------------------------------------------------------------------------
      859     CHAIR, ARM SIDE              CUSTOMER SERVICE/MKT           93.60
--------------------------------------------------------------------------------
      862     CHAIR, ARM SIDE              HOWARD GRAYLIN                 93.60
--------------------------------------------------------------------------------
      870     CHAIR, ARM SIDE              CUSTOMER SERVICE/MKT           93.60
--------------------------------------------------------------------------------
      874     CHAIR, ARM SIDE              CUSTOMER SERVICE/MKT           93.60
--------------------------------------------------------------------------------
   100317     CHAIR, ARM SIDE              ACCT/LISA GANT                 99.22
--------------------------------------------------------------------------------
   100322     CHAIR, ARM SIDE              JOHN MAGOWAN                   99.22
--------------------------------------------------------------------------------
   100489     CHAIR, ARM SIDE              CUSTOMER SERVICE               99.22
--------------------------------------------------------------------------------
   100493     CHAIR, ARM SIDE              OC OFF 4                       99.22
--------------------------------------------------------------------------------
   100514     CHAIR, ARM SIDE              CUSTOMER SERVICE/MKT           99.22
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       88     CHAIR, EXECUTIVE             OC OFF 8                      117.91
--------------------------------------------------------------------------------
      171     CHAIR, EXECUTIVE             TECH ROOM                     117.91
--------------------------------------------------------------------------------
      180     CHAIR, EXECUTIVE             OC OFF 4                      117.91
--------------------------------------------------------------------------------
      192     CHAIR, EXECUTIVE             OC OFF 5                      117.91
--------------------------------------------------------------------------------
      299     CHAIR, EXECUTIVE             JULI HOLTON                   117.91
--------------------------------------------------------------------------------
      642     CHAIR, EXECUTIVE             TECH ROOM                     117.91
--------------------------------------------------------------------------------
      744     CHAIR, EXECUTIVE             OC/LAURA DAVIS                117.91
--------------------------------------------------------------------------------
      845     CHAIR, EXECUTIVE             CUSTOMER SERVICE/MKT          137.15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      253     CHAIR, HIGH BACK EXECUTIVE   EXECUTIVE CONFERENCE           92.97
--------------------------------------------------------------------------------
      254     CHAIR, HIGH BACK EXECUTIVE   EXECUTIVE CONFERENCE           92.97
--------------------------------------------------------------------------------
      256     CHAIR, HIGH BACK EXECUTIVE   EXECUTIVE CONFERENCE           92.97
--------------------------------------------------------------------------------
      257     CHAIR, HIGH BACK EXECUTIVE   EXECUTIVE CONFERENCE           92.97
--------------------------------------------------------------------------------
      258     CHAIR, HIGH BACK EXECUTIVE   EXECUTIVE CONFERENCE           92.97
--------------------------------------------------------------------------------
      259     CHAIR, HIGH BACK EXECUTIVE   OC OFF 5                       92.97
--------------------------------------------------------------------------------
      260     CHAIR, HIGH BACK EXECUTIVE   EXECUTIVE CONFERENCE           92.97
--------------------------------------------------------------------------------
      261     CHAIR, HIGH BACK EXECUTIVE   OC OFF 7                       92.97
--------------------------------------------------------------------------------
      262     CHAIR, HIGH BACK EXECUTIVE   EXECUTIVE CONFERENCE           92.97
--------------------------------------------------------------------------------
      263     CHAIR, HIGH BACK EXECUTIVE   EXECUTIVE CONFERENCE           92.97
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      319     CHAIR, KITCHEN (15)          KITCHEN/LOUGNE                148.59
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      109     CHAIR, ROLLING TALL          OPERATOR CENTER               100.76
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       85     CHAIR, SECRETARIAL           OC                            100.76
--------------------------------------------------------------------------------
      127     CHAIR, SECRETARIAL           OC                            100.76
--------------------------------------------------------------------------------
      139     CHAIR, SECRETARIAL           TECH ROOM                     100.76
--------------------------------------------------------------------------------
      140     CHAIR, SECRETARIAL           OC OFF 2                      100.76
--------------------------------------------------------------------------------
      151     CHAIR, SECRETARIAL           OC POS 6                      100.76
--------------------------------------------------------------------------------
      191     CHAIR, SECRETARIAL           OC SUPV                       100.76
--------------------------------------------------------------------------------
      213     CHAIR, SECRETARIAL           OC POS 26                     100.76
--------------------------------------------------------------------------------
      294     CHAIR, SECRETARIAL           TECH ROOM                     100.76
--------------------------------------------------------------------------------
      370     CHAIR, SECRETARIAL           OC                            100.76
--------------------------------------------------------------------------------
      371     CHAIR, SECRETARIAL           OC SUPV                       100.76
--------------------------------------------------------------------------------
      391     CHAIR, SECRETARIAL           OC POS 5                      100.76
--------------------------------------------------------------------------------
      406     CHAIR, SECRETARIAL           OC POS 15                     100.76
--------------------------------------------------------------------------------

                       700 SOUTH WEST STREET - 2ND FLOOR
 FIXED ASSET INVENTORY - ITEMS LOCATED FROM ORIGINAL DECEMBER 6, 1995 INVENTORY
                                 April 24, 1996

ASSET # OR
# ASSIGNED       DESCRIPTION                  LOCATION                    FMV
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       412    CHAIR, SECRETARIAL           OC POS 11                     100.76
--------------------------------------------------------------------------------
       418    CHAIR, SECRETARIAL           OC                            100.76
--------------------------------------------------------------------------------
       430    CHAIR, SECRETARIAL           OC                            100.76
--------------------------------------------------------------------------------
       436    CHAIR, SECRETARIAL           OC POS 32                     100.76
--------------------------------------------------------------------------------
       448    CHAIR, SECRETARIAL           OC POS 45                     100.76
--------------------------------------------------------------------------------
       454    CHAIR, SECRETARIAL           RECEPTION/EXECUTIVE           100.76
--------------------------------------------------------------------------------
       472    CHAIR, SECRETARIAL           IC IFF 2                      100.76
--------------------------------------------------------------------------------
       478    CHAIR, SECRETARIAL           OC                            100.76
--------------------------------------------------------------------------------
       490    CHAIR, SECRETARIAL           TECH ROOM                     100.76
--------------------------------------------------------------------------------
       526    CHAIR, SECRETARIAL           OC                            100.76
--------------------------------------------------------------------------------
       538    CHAIR, SECRETARIAL           OC POS 4                      100.76
--------------------------------------------------------------------------------
       564    CHAIR, SECRETARIAL           OC                            100.76
--------------------------------------------------------------------------------
       622    CHAIR, SECRETARIAL           OC POS 27                     100.76
--------------------------------------------------------------------------------
       630    CHAIR, SECRETARIAL           OC                            100.76
--------------------------------------------------------------------------------
       633    CHAIR, SECRETARIAL           OC POS 31                     100.76
--------------------------------------------------------------------------------
       649    CHAIR, SECRETARIAL           OC POS 17                     100.76
--------------------------------------------------------------------------------
       722    CHAIR, SECRETARIAL           OC                            100.76
--------------------------------------------------------------------------------
       724    CHAIR, SECRETARIAL           OC POS 40                     100.76
--------------------------------------------------------------------------------
       735    CHAIR, SECRETARIAL           OC                            100.76
--------------------------------------------------------------------------------
       757    CHAIR, SECRETARIAL           OC                            100.76
--------------------------------------------------------------------------------
       934    CHAIR, SECRETARIAL           OC                            100.76
--------------------------------------------------------------------------------
       935    CHAIR, SECRETARIAL           OC                            100.76
--------------------------------------------------------------------------------
       937    CHAIR, SECRETARIAL           OC POS 12                     100.76
--------------------------------------------------------------------------------
       969    CHAIR, SECRETARIAL           OC POS 13                     100.76
--------------------------------------------------------------------------------
       970    CHAIR, SECRETARIAL           OC POS 30                     100.76
--------------------------------------------------------------------------------
       975    CHAIR, SECRETARIAL           OC POS 2                      100.76
--------------------------------------------------------------------------------
       978    CHAIR, SECRETARIAL           OC POS 14                     100.76
--------------------------------------------------------------------------------
       979    CHAIR, SECRETARIAL           OC POS 22                     100.76
--------------------------------------------------------------------------------
       980    CHAIR, SECRETARIAL           OC POS 33                     100.76
--------------------------------------------------------------------------------
       981    CHAIR, SECRETARIAL           OC POS 10                     148.28
--------------------------------------------------------------------------------
       982    CHAIR, SECRETARIAL           RECEPTION/EXECUTIVE           117.22
--------------------------------------------------------------------------------
       983    CHAIR, SECRETARIAL           OC SUPV                       146.28
--------------------------------------------------------------------------------
       984    CHAIR, SECRETARIAL           OC POS 21                     100.76
--------------------------------------------------------------------------------
       985    CHAIR, SECRETARIAL           CUSTOMER SERV. TECH ROOM      100.76
--------------------------------------------------------------------------------
       987    CHAIR, SECRETARIAL           OC POS 24                     100.76
--------------------------------------------------------------------------------
       988    CHAIR, SECRETARIAL           OC POS 20                     148.28
--------------------------------------------------------------------------------
    100456    CHAIR, SECRETARIAL           OC POS 43                     148.28
--------------------------------------------------------------------------------
    100458    CHAIR, SECRETARIAL           OC                            148.28
--------------------------------------------------------------------------------
    100460    CHAIR, SECRETARIAL           OC POS 37                     148.28
--------------------------------------------------------------------------------
    100461    CHAIR, SECRETARIAL           OC                            148.28
--------------------------------------------------------------------------------
        19    CHAIR, SECRETARIAL           OPERATOR CENTER               148.28
--------------------------------------------------------------------------------
        43    CHAIR, SECRETARIAL           OPERATOR CENTER               148.28
--------------------------------------------------------------------------------
       110    CHAIR, SECRETARIAL           OPERATOR CENTER               148.28
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       103    CHAIR, SIDE TAN CLOTH        EXECUTIVE OFFICE              148.28
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       301    CHAIR STUFFED                EXECUTIVE OFFICE               85.74
--------------------------------------------------------------------------------
       302    CHAIR STUFFED                EXECUTIVE OFFICE               85.74
--------------------------------------------------------------------------------
       309    CHAIR STUFFED SWIVEL         ELMER SMITHER, JR.            128.99
--------------------------------------------------------------------------------
       316    CHAIR, VINYL COVERED         KITCHEN/LOUNGE                 75.75
--------------------------------------------------------------------------------
       314    CHAIR, VINYL COVERED         KITCHEN/LOUNGE                 75.75
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    100098    CONCENTRATOR, LATTISNET      TECH ROOM                   1,515.30
--------------------------------------------------------------------------------
    100099    CONCENTRATOR, LATTISNET      TECH ROOM                   1,354.59
--------------------------------------------------------------------------------
       886    CONCENTRATOR, SYNOPTICS      ELEVATOR CLOSET             2,804.80
--------------------------------------------------------------------------------

                       700 SOUTH WEST STREET - 2ND FLOOR
 FIXED ASSET INVENTORY - ITEMS LOCATED FROM ORIGINAL DECEMBER 6, 1995 INVENTORY
                                 April 24, 1996

ASSET # OR
# ASSIGNED      DESCRIPTION                  LOCATION                     FMV
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       772    COPIER, SAVIN                RECEPTION/EXECUTIVE            997.33
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        64    COMPUTER DELL P90 SET-UP *   OPERATOR CENTER               2154.50
--------------------------------------------------------------------------------
       100    COMPUTER DELL P90 SET-UP *   OPERATOR CENTER               2154.50
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    100117    CPU M SOUTH UNIT(REN)485     CUSTOMER SERVICE               250.00
--------------------------------------------------------------------------------
    100059    CPU M SOUTH UNIT \386        RECEPTION, EXECUTIVE           250.00
--------------------------------------------------------------------------------
    100118    CPU M SOUTH UNIT(STIMPY)486  OC OFF 8                       250.00
--------------------------------------------------------------------------------
    100155    CPU, MITSUBA 286             CUSTOMER SERVICE               250.00
--------------------------------------------------------------------------------
       104    CPU, MITSUBA 286             OPERATOR CENTER                250.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       178    CREDENSA, WOOD               OC OFF 5                       142.84
--------------------------------------------------------------------------------
       238    CREDENSA, WOOD               OC OFF 4                       142.84
--------------------------------------------------------------------------------
       296    CREDENSA, WOOD               EXECUTIVE OFFICE               142.84
--------------------------------------------------------------------------------
       840    CREDENSA, WOOD               EXECUTIVE/SECRETARY            142.84
--------------------------------------------------------------------------------
    100003    CREDENSA, WOOD               OC/LAURA DAVIS                 150.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       344    CUTTER, PAPER                GENERAL AREA                    50.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    100002    DESK, WOODEN 3 DRAWER        OC/LAURA DAVIS                 200.00
--------------------------------------------------------------------------------
       172    DESK, WOOD                   OC OFF 5                       182.23
--------------------------------------------------------------------------------
       238    DESK, WOOD                   OC OFF 4                       182.23
--------------------------------------------------------------------------------
       296    DESK, WOOD                   EXECUTIVE OFFICE               182.23
--------------------------------------------------------------------------------
       641    DESK, WOOD                   EXECUTIVE/SECRETARY            182.23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        52    DISHWASHER, GE               KITCHEN/LOUNGE                 115.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    100216    FAX MACHINE, CANNON          ACCOUNTING                     350.00
--------------------------------------------------------------------------------
       292    FAX MACHINE, PANASONIC       RECEPTION/EXECUTIVE            350.00
--------------------------------------------------------------------------------
    100064    FAX MACHINE, PANASONIC       EXECUTIVE OFFICE               250.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        51    FILE, 2 DRAWER                                     131.91   131.91
--------------------------------------------------------------------------------
        82    FILE, 2 DRAWER                                     131.91   131.91
--------------------------------------------------------------------------------
       106    FILE, 2 DRAWER                                     131.91   131.91
--------------------------------------------------------------------------------
       121    FILE, 2 DRAWER                                     131.91   131.91
--------------------------------------------------------------------------------
       153    FILE, 2 DRAWER                                     131.91   131.91
--------------------------------------------------------------------------------
       196    FILE, 2 DRAWER                                     131.91   131.91
--------------------------------------------------------------------------------
       204    FILE, 2 DRAWER                                     131.91   131.91
--------------------------------------------------------------------------------
       281    FILE, 2 DRAWER                                     131.91   131.91
--------------------------------------------------------------------------------
       353    FILE, 2 DRAWER                                     131.91   131.91
--------------------------------------------------------------------------------
       354    FILE, 2 DRAWER                                     131.91   131.91
--------------------------------------------------------------------------------
       357    FILE, 2 DRAWER                                     131.91   131.91
--------------------------------------------------------------------------------
       396    FILE, 2 DRAWER                                     131.91   131.91
--------------------------------------------------------------------------------
       726    FILE, 2 DRAWER               OC                             131.91
--------------------------------------------------------------------------------
       810    FILE, 2 DRAWER               OC OFF 4                       136.14
--------------------------------------------------------------------------------
       822    FILE, 2 DRAWER               HOWARD GRAYLIN                 136.14
--------------------------------------------------------------------------------
       849    FILE, 2 DRAWER               CUSTOMER SERVICE/MKT           136.14
--------------------------------------------------------------------------------
       887    FILE, 2 DRAWER               OC                             136.14
--------------------------------------------------------------------------------

700 SOUTH WEST STREET - 2ND FLOOR
FIXED ASSET INVENTORY - ITEMS LOCATED FROM ORIGINAL DECEMBER 6, 1995 INVENTORY April 24, 1996

ASSET # OR
# ASSIGNED         DESCRIPTION                  LOCATION                     FMV
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      959     FILE, 2 DRAWER               CUSTOMER SERVICE               127.20
--------------------------------------------------------------------------------
      960     FILE, 2 DRAWER               CUSTOMER SERVICE/MKT           127.20
--------------------------------------------------------------------------------
   100032     FILE, 2 DRAWER               OC OFF 5                       127.20
--------------------------------------------------------------------------------
   100044     FILE, 2 DRAWER               OC OFF 5                       131.91
--------------------------------------------------------------------------------
   100048     FILE, 2 DRAWER               OC OFF 6                       127.20
--------------------------------------------------------------------------------
   100330     FILE, 2 DRAWER               RECEPTION/DOWN                 127.20
--------------------------------------------------------------------------------
   100336     FILE, 2 DRAWER               CUSTOMER SERVICE               241.68
--------------------------------------------------------------------------------
   100340     FILE, 2 DRAWER               CUSTOMER SERVICE/MKT           150.94
--------------------------------------------------------------------------------
   100341     FILE, 2 DRAWER               JOHN MCGOWAN                   127.20
--------------------------------------------------------------------------------
   100357     FILE, 2 DRAWER               CUSTOMER SERVICE               127.20
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      773     FILE, 4 DRAWER               OC/LAURA DAVIS                  74.51
--------------------------------------------------------------------------------
      774     FILE, 4 DRAWER               OC OFF 6                        74.51
--------------------------------------------------------------------------------
   100045     FILE, 4 DRAWER               OC OFF 6                       150.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       64     FILE, LATERAL 2 DRAWER       OC OFF 8                       156.89
--------------------------------------------------------------------------------
      109     FILE, LATERAL 2 DRAWER       OC OFF 7                       271.89
--------------------------------------------------------------------------------
      138     FILE, LATERAL 2 DRAWER       OC OFF 2                       156.69
--------------------------------------------------------------------------------
      392     FILE, LATERAL 2 DRAWER       OC OFF 1                       156.69
--------------------------------------------------------------------------------
      703     FILE, LATERAL 2 DRAWER       RECEPTION/EXECUTIVE            156.69
--------------------------------------------------------------------------------
      704     FILE, LATERAL 2 DRAWER       RECEPTION/EXECUTIVE            156.69
--------------------------------------------------------------------------------
      705     FILE, LATERAL 2 DRAWER       OC                             156.69
--------------------------------------------------------------------------------
      963     FILE, LATERAL 2 DRAWER       RECEPTION/DOWN                 264.50
--------------------------------------------------------------------------------
   100005     FILE, LATERAL 2 DRAWER       OC/LAURA DAVIS                 363.13
--------------------------------------------------------------------------------
   100342     FILE, LATERAL 2 DRAWER       JOHN MCGOWAN                   271.89
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      381     FILE, LATERAL 4 DRAWER       OC OFF 1                       363.13
--------------------------------------------------------------------------------
      830     FILE, LATERAL 4 DRAWER       OC                             396.96
--------------------------------------------------------------------------------
      949     FILE, LATERAL 4 DRAWER       OC OFF 5                       505.82
--------------------------------------------------------------------------------
   100024     FILE, LATERAL 4 DRAWER       OC OFF 1                       534.24
--------------------------------------------------------------------------------
   100082     FILE, LATERAL 4 DRAWER       EXECUTIVE, SECRETARY           505.82
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      742     HEATER, SMALL                OC                              11.84
--------------------------------------------------------------------------------
      743     HEATER, SMALL                CUSTOMER SERVICE                11.84
--------------------------------------------------------------------------------
1     944     HEATER, SMALL                CUSTOMER SERVICE                12.19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   100258     KEYBOARD, COMPUADD MTV       CYBERLOG ROOM                   35.00
--------------------------------------------------------------------------------
   100228     KEYBOARD, EDM                TECH ROOM                       35.00
--------------------------------------------------------------------------------
   100181     KEYBOARD, FPC                CUSTOMER SERVICE                35.00
--------------------------------------------------------------------------------
       48     KEYBOARD, FPC                OPERATOR CENTER                 35.00
--------------------------------------------------------------------------------
       49     KEYBOARD, FPC                OPERATOR CENTER                 35.00
--------------------------------------------------------------------------------
       89     KEYBOARD, FPC                OPERATOR CENTER                 35.00
--------------------------------------------------------------------------------
   100057     KEYBOARD, KEYTRONIC          RECEPTIOIN, EXECUTIVE           35.00
--------------------------------------------------------------------------------
   100154     KEYBOARD, KEYTRONIC          OP SUPV                         35.00
--------------------------------------------------------------------------------
   100176     KEYBOARD, KEYTRONIC          PERSONNEL/DONNETTE MAY          35.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   100361     LADDER, WOODEN               CYBERLOG ROOM                   75.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   100066     LAMP, BLACK                  EXECUTIVE, OFFICE               50.00
--------------------------------------------------------------------------------

                       700 SOUTH WEST STREET - 2ND FLOOR
 FIXED ASSET INVENTORY - ITEMS LOCATED FROM ORIGINAL DECEMBER 6, 1995 INVENTORY
                                 April 24, 1996

ASSET # OR
# ASSIGNED      DESCRIPTION                  LOCATION                      FMV
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 681         LOCK KEYMASTER               EXECUTIVE/RECEPTION             200.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 688         LOCKKERS, (25 STACKS OF 8)   OC                            2,749.75
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
100179       MAIL BOX                     RECEPTION/DOWN                   15.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  51         MICROWAVE, SHARP             KITCHEN/LOUNGE                  181.89
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
100058       MODEM, PRACTICAL             RECEPTION, EXECUTIVE            100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 685         MONITOR, COMPAQ,VGA          RECEPTION/EXECUTIVE             200.00
--------------------------------------------------------------------------------
 879         MONITOR, HENNESSY VGA        OC OFF 5                        200.00
--------------------------------------------------------------------------------
100119       MONITOR, HENNESSY VGA        OC POS 43                       200.00
--------------------------------------------------------------------------------
100195       MONITOR, HENNESSY VGA        RECEPTION/DOWN                  200.00
--------------------------------------------------------------------------------
100250       MONITOR, HENNESSY VGA        EXECUTIVE/SECRETARY             200.00
--------------------------------------------------------------------------------
 510         MONITOR, NEC MULTISYNC       OC SUPV                         200.00
--------------------------------------------------------------------------------
 572         MONITOR, NEC MULTISYNC       OC SUPV                         200.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 312         OPENER, CAN                  KITCHEN/LOUNGE                   10.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
100427       PICTURE                      EXECUTIVE/CONFERENCE            100.00
--------------------------------------------------------------------------------
100377       PICTURE, 30"X40"             BACKWALL OPERATOR CENTER         50.00
--------------------------------------------------------------------------------
100378       PICTURE, 30"X40"             BACKWALL OPERATOR CENTER         50.00
--------------------------------------------------------------------------------
100379       PICTURE, 30"X40"             EXECUTIVE/RECEPTION              50.00
--------------------------------------------------------------------------------
100388       PICTURE, 30"X40"             OUTSIDE MAIN OFFICE              50.00
--------------------------------------------------------------------------------
100482       PICTURE, LARGE               EXECUTIVE/RECEPTION             100.00
--------------------------------------------------------------------------------
100373       PICTURES                     OC                               50.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
100035       PRINTER, EPSON               OC OFF 3                        125.00
--------------------------------------------------------------------------------
100040       PRINTER, EPSON               OC OFF 2                        125.00
--------------------------------------------------------------------------------
 283         PRINTER, HEWLETT PACKARD     PERSONNEL/DONNETTE MAY          200.00
--------------------------------------------------------------------------------
100075       PRINTER, HEWLETT PACKARD     OC SUPV                         600.00
--------------------------------------------------------------------------------
               LASERJET II
--------------------------------------------------------------------------------
 221         PRINTER, NEC                 MARKETING                       125.00
--------------------------------------------------------------------------------
100217       PRINTER, OTC W/PEDESTAL      ACCOUNTING                    1,328.17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 681         PROJECTOR, OVERHEAD          EXECUTIVE CONFERENCE            148.73
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 916         RACK, TAPE STORAGE           TECH ROOM                       252.26
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 306         REFRIGERATOR                 KETCHEN/LOUNGE                  300.00
--------------------------------------------------------------------------------
 787         REFRIGERATOR, MINI           EXECUTIVE/SECRETARY              75.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 683         SCREEN, OVERHEAD PROJECTOR   TRAINING ROOM                    50.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
100023       STAND, PRINTER WOOD          OC OFF 7                         35.00
--------------------------------------------------------------------------------

                       700 SOUTH WEST STREET - 2ND FLOOR
 FIXED ASSET INVENTORY - ITEMS LOCATED FROM ORIGINAL DECEMBER 6, 1995 INVENTORY
                                 April 24, 1996

ASSET # OR
# ASSIGNED      DESCRIPTION                     LOCATION                   FMV
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 345         STAPLER, HEAVY-DUTY             GENERAL AREA                 25.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 310         STOVE, GENERAL ELECTRIC         KITCHEN/LOUNGE              250.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 255         TABLE, CONFERENCE 10'           EXECUTIVE CONFERENCE        300.00
--------------------------------------------------------------------------------
 322         TABLE, CONFERENCE 12'           TRAINING ROOM               375.00
--------------------------------------------------------------------------------
 323         TABLE, CONFERENCE 12'           TRAINING ROOM               325.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  53         TABLE, CARD BROWN               ELEVATOR CLOSET              25.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 343         TABLE, FOLDING 6' WHITE         ACCT/SALLY INMAN             20.00
--------------------------------------------------------------------------------
 264         TABLE, FOLDING 6' BROWN         TECH ROOM                    20.00
--------------------------------------------------------------------------------
 702         TABLE, FOLDING 6' BROWN         CYBERLOG ROOM                20.00
--------------------------------------------------------------------------------
  68         TABLE, FOLDING 6' BROWN         STAIRWELL                    20.00
--------------------------------------------------------------------------------
  65         TABLE, FOLDING 6' BROWN         STAIRWELL                    20.00
--------------------------------------------------------------------------------
100294       TABLE, FOLDING 9' BROWN         ELEVATOR CLOSET              20.00
--------------------------------------------------------------------------------
100295       TABLE, FOLDING 9' BROWN         STAIRWELL                    20.00
--------------------------------------------------------------------------------
 268         TABLE, ROUND                    EXECUTIVE CONFERENCE         20.00
--------------------------------------------------------------------------------
 101         TABLE, SMALL                    OC                           75.00
--------------------------------------------------------------------------------
 102         TABLE, SMALL                    RECEPTION/EXECUTIVE          75.00
--------------------------------------------------------------------------------
 150         TABLE, SMALL                    PERSONNEL/GLORIA SMITH       75.00
--------------------------------------------------------------------------------
 212         TABLE, SMALL                    OC OFF 2                     75.00
--------------------------------------------------------------------------------
 222         TABLE, SMALL                    OC OFF 1                     75.00
--------------------------------------------------------------------------------
 285         TABLE, SMALL                    RECEPTION/EXECUTIVE          75.00
--------------------------------------------------------------------------------
 286         TABLE, SMALL                    RECEPTION/EXECUTIVE          75.00
--------------------------------------------------------------------------------
100065       TABLE, SMALL                    EXECUTIVE, OFFICE            75.00
--------------------------------------------------------------------------------
100492       TABLE, SMALL                    OC                           75.00
--------------------------------------------------------------------------------
 137         TABLE/DESK                      OC OFF 7                     75.00
--------------------------------------------------------------------------------
 280         TABLE/DESK                      RECEPTION/EXECUTIVE         125.00
--------------------------------------------------------------------------------
 291         TABLE/DESK                      OC OFF 8                    125.00
--------------------------------------------------------------------------------
 397         TABLE/DESK                      OC POS 62                   125.00
--------------------------------------------------------------------------------
 752         TABLE/DESK                      OC                          125.00
--------------------------------------------------------------------------------
 833         TABLE/DESK                      DOROTHY WRIGHT              125.00
--------------------------------------------------------------------------------
 852         TABLE/DESK                      CUSTOMER SERVICE/MKT        125.00
--------------------------------------------------------------------------------
 876         TABLE/DESK                      RECEPTION/DOWN              125.00
--------------------------------------------------------------------------------
 967         TABLE/DESK                      OC POS 62                   125.00
--------------------------------------------------------------------------------
100017       TABLE/DESK                      OC POS 36                   125.00
--------------------------------------------------------------------------------
100420       TABLE/DESK                      OC                          125.00
--------------------------------------------------------------------------------
 804         TABLE/DESK, 6'                  HOWARD GRAYLIN              125.00
--------------------------------------------------------------------------------
 317         TABLES ROUND SIX                KITCHEN/LOUNGE              150.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NONE        TELEPHONE SYSTEM - INTERCALL    PHONE ROOM                16,000.00
               KEYSET/50 STATI
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 888         TIME CLOCK                      OPERATOR CENTER           1,431.95
--------------------------------------------------------------------------------
100180       TIME CLOCK, LATHEM              RECEPTION/DOWN              150.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 311         TOASTER                         KITCHEN/LOUNGE             -
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 287         TYPEWRITER, BROTHER             PERSONNEL                   100.00
--------------------------------------------------------------------------------
100056       TYPEWRITER, SMITH CORONA        RECEPTION, EXECUTIVE        100.00
--------------------------------------------------------------------------------
                                  Page 8 of 9

                       700 SOUTH WEST STREET - 2ND FLOOR
 FIXED ASSET INVENTORY - ITEMS LOCATED FROM ORIGINAL DECEMBER 6, 1995 INVENTORY
                                 April 24, 1996

ASSET # OR
# ASSIGNED            DESCRIPTION                   LOCATION               FMV
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 149           WORKSTATION, ADJUSTABLE       TRAINING                    175.00
--------------------------------------------------------------------------------
 168           WORKSTATION, ADJUSTABLE       OC POS 84                   175.00
--------------------------------------------------------------------------------
 587           WORKSTATION, ADJUSTABLE       OC                          175.00
--------------------------------------------------------------------------------
 405           WORKSTATION, ADJUSTABLE       OC POS 1                    175.00
--------------------------------------------------------------------------------
 411           WORKSTATION, ADJUSTABLE       PC POS 2                    175.00
--------------------------------------------------------------------------------
 417           WORKSTATION, ADJUSTABLE       PC POS 3                    175.00
--------------------------------------------------------------------------------
 429           WORKSTATION, ADJUSTABLE       PC POS 5                    175.00
--------------------------------------------------------------------------------
 435           WORKSTATION, ADJUSTABLE       PC POS 6                    175.00
--------------------------------------------------------------------------------
 441           WORKSTATION, ADJUSTABLE       PC POS 7                    175.00
--------------------------------------------------------------------------------
 447           WORKSTATION, ADJUSTABLE       PC POS 8                    175.00
--------------------------------------------------------------------------------
 453           WORKSTATION, ADJUSTABLE       PC POS 9                    175.00
--------------------------------------------------------------------------------
 459           WORKSTATION, ADJUSTABLE       PC POS 10                   175.00
--------------------------------------------------------------------------------
 465           WORKSTATION, ADJUSTABLE       PC POS 11                   175.00
--------------------------------------------------------------------------------
 471           WORKSTATION, ADJUSTABLE       PC POS 12                   175.00
--------------------------------------------------------------------------------
 477           WORKSTATION, ADJUSTABLE       PC POS 13                   175.00
--------------------------------------------------------------------------------
 483           WORKSTATION, ADJUSTABLE       PC POS 14                   175.00
--------------------------------------------------------------------------------
 489           WORKSTATION, ADJUSTABLE       PC POS 15                   175.00
--------------------------------------------------------------------------------
 495           WORKSTATION, ADJUSTABLE       PC POS 16                   175.00
--------------------------------------------------------------------------------
 501           WORKSTATION, ADJUSTABLE       PC POS 17                   175.00
--------------------------------------------------------------------------------
 507           WORKSTATION, ADJUSTABLE       PC POS 28                   175.00
--------------------------------------------------------------------------------
 513           WORKSTATION, ADJUSTABLE       PC POS 19                   175.00
--------------------------------------------------------------------------------
 619           WORKSTATION, ADJUSTABLE       PC POS 20                   175.00
--------------------------------------------------------------------------------
 531           WORKSTATION, ADJUSTABLE       PC POS 22                   175.00
--------------------------------------------------------------------------------
 537           WORKSTATION, ADJUSTABLE       PC POS 23                   175.00
--------------------------------------------------------------------------------
 543           WORKSTATION, ADJUSTABLE       PC POS 24                   175.00
--------------------------------------------------------------------------------
 548           WORKSTATION, ADJUSTABLE       PC POS 25                   175.00
--------------------------------------------------------------------------------
 553           WORKSTATION, ADJUSTABLE       PC POS 26                   175.00
--------------------------------------------------------------------------------
 558           WORKSTATION, ADJUSTABLE       PC POS 27                   175.00
--------------------------------------------------------------------------------
 663           WORKSTATION, ADJUSTABLE       PC POS 28                   175.00
--------------------------------------------------------------------------------
 569           WORKSTATION, ADJUSTABLE       PC POS 29                   175.00
--------------------------------------------------------------------------------
 575           WORKSTATION, ADJUSTABLE       PC POS 30                   175.00
--------------------------------------------------------------------------------
 580           WORKSTATION, ADJUSTABLE       PC POS 59                   175.00
--------------------------------------------------------------------------------
 585           WORKSTATION, ADJUSTABLE       WORKSTATION 32              175.00
--------------------------------------------------------------------------------
 590           WORKSTATION, ADJUSTABLE       WORKSTATION 58              175.00
--------------------------------------------------------------------------------
 595           WORKSTATION, ADJUSTABLE       WORKSTATION 34              175.00
--------------------------------------------------------------------------------
 600           WORKSTATION, ADJUSTABLE       OC POS 35                   175.00
--------------------------------------------------------------------------------
 605           WORKSTATION, ADJUSTABLE       OC OFF 3                    175.00
--------------------------------------------------------------------------------
 610           WORKSTATION, ADJUSTABLE       WORKSTATION 37              175.00
--------------------------------------------------------------------------------
 615           WORKSTATION, ADJUSTABLE       WORKSTATION 38              175.00
--------------------------------------------------------------------------------
 620           WORKSTATION, ADJUSTABLE       WORKSTATION 39              175.00
--------------------------------------------------------------------------------
 625           WORKSTATION, ADJUSTABLE       WORKSTATION 40              175.00
--------------------------------------------------------------------------------
 629           WORKSTATION, ADJUSTABLE       WORKSTATION 41              175.00
--------------------------------------------------------------------------------
 631           WORKSTATION, ADJUSTABLE       WORKSTATION 43              175.00
--------------------------------------------------------------------------------
100432         WORKSTATION, ADJUSTABLE       WORKSTATION 61              175.00
--------------------------------------------------------------------------------
100434         WORKSTATION, ADJUSTABLE       WORKSTATION 44              175.00
--------------------------------------------------------------------------------
100436         WORKSTATION, ADJUSTABLE       WORKSTATION 48              175.00
--------------------------------------------------------------------------------
100437         WORKSTATION, ADJUSTABLE       WORKSTATION 47              175.00
--------------------------------------------------------------------------------
100439         WORKSTATION, ADJUSTABLE       WORKSTATION 33              175.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               TOTAL                                                  78,838.58
----------------------------------------------------------------------==========

--------------------------------------------------------------------------------
* LSI ASSET - ALL OTHER ASSETS ARE THE PROPERTY OF TFC
--------------------------------------------------------------------------------

TECLink, Inc.
Schedule of Assets
April 30, 1996

------------------------------------------------------------------------------------------------------------------------------------
                 Invoice
DATE             Number            Check    Vendor                                Description
------------------------------------------------------------------------------------------------------------------------------------
05/20/95            None           17056    Sam's Wholesale                       7 Pentium 90 computers & 6 modems
------------------------------------------------------------------------------------------------------------------------------------
07/01/95            1970           17647    Kelly's Office Furniture              Various Furniture - Office Furniture
------------------------------------------------------------------------------------------------------------------------------------
07/13/95            11915            1      Frank Ventun Carpets                  Various Furniture - @ Highway 80
------------------------------------------------------------------------------------------------------------------------------------
07/31/95           Various                  Graybar                               Expenses Plus Capital
------------------------------------------------------------------------------------------------------------------------------------
08/16/95           315867          17507    US Robotics                           40 Port Total Control
------------------------------------------------------------------------------------------------------------------------------------
08/17/95            1402           17647    Kelly's Office Furniture              Various Furniture - Highway 80
------------------------------------------------------------------------------------------------------------------------------------
08/18/95         [Illegible]         7      UUNET                                 Software - System Network Services
------------------------------------------------------------------------------------------------------------------------------------
09/08/95         [Illegible]        14      Microage                              SparcServer 1000E - Printer Server
------------------------------------------------------------------------------------------------------------------------------------
09/15/95         [Illegible]        25      Robert Anderson                       DS-1 Channel Bank - 700 SW Street
------------------------------------------------------------------------------------------------------------------------------------
09/28/95         [Illegible]       1008     Access Graphics                       Netscape Diskettes (58 Units)
------------------------------------------------------------------------------------------------------------------------------------
10/08/95         [Illegible]       1015     Microage                              700 SW Street
------------------------------------------------------------------------------------------------------------------------------------
10/09/95         1630-0010-0       1016     B. Vanderford Electric                Hwy 80
------------------------------------------------------------------------------------------------------------------------------------
10/09/95           107734          1019     C & L Communications                  [Illegible] Package
------------------------------------------------------------------------------------------------------------------------------------
10/10/95         [Illegible]                Access Graphics                       12 Mac Netscape Lic
------------------------------------------------------------------------------------------------------------------------------------
10/13/95         [Illegible]                Heritage Graphics                     Creative Design - Logo
------------------------------------------------------------------------------------------------------------------------------------
10/15/95         [Illegible]                Heritage Graphics                     Development/Software & Sales/Marketing
------------------------------------------------------------------------------------------------------------------------------------
10/20/95         [Illegible]       17982    Heritage Graphics                     1 PowerMac 0600 & 2 PowerBook 6300a
------------------------------------------------------------------------------------------------------------------------------------
10/31/95         [Illegible]                Heritage Graphics                     Development/Software & Sales/Marketing
------------------------------------------------------------------------------------------------------------------------------------
10/31/95         [Illegible]                Heritage Graphics                     Creative Design - Sign
------------------------------------------------------------------------------------------------------------------------------------
11/02/95         [Illegible]                Heritage Graphics                     Creative Design - Brochure
------------------------------------------------------------------------------------------------------------------------------------
11/02/95         [Illegible]                Heritage Graphics                     Creative Design - Brochure
------------------------------------------------------------------------------------------------------------------------------------
11/03/95         [Illegible]                Heritage Graphics                     Creative Design
------------------------------------------------------------------------------------------------------------------------------------
11/03/95         [Illegible]                Heritage Graphics                     Creative Design
------------------------------------------------------------------------------------------------------------------------------------
11/08/95         [Illegible]       1038     Heritage Graphics
------------------------------------------------------------------------------------------------------------------------------------
11/08/95         [Illegible]       1043     Progressive Technologies              Interconnect Cables
------------------------------------------------------------------------------------------------------------------------------------
11/08/95         [Illegible]       1046     Tech Data Corporation                 Interconnect Cables - 700 SW Street
------------------------------------------------------------------------------------------------------------------------------------
11/08/95         [Illegible]       1052     Tech Data Corporation                 Interconnect Cables - 700 SW Street
------------------------------------------------------------------------------------------------------------------------------------
11/10/95         [Illegible]       1095     Insight Computers                     DAT Tapes - 4300 MB MICROPOLIS
------------------------------------------------------------------------------------------------------------------------------------
11/17/95         [Illegible]       1058     Progressive Technologies              Interconnect Cables - 700 SW Street
------------------------------------------------------------------------------------------------------------------------------------
11/18/95            None           1081     Signature Financial                   Fax Machine - Dallas
------------------------------------------------------------------------------------------------------------------------------------
11/21/95         [Illegible]                US Robotics                           Total Control 96 Port - TecLink
------------------------------------------------------------------------------------------------------------------------------------
11/22/95         [Illegible]       1161     Access Graphics                       Tech Software For Switch
------------------------------------------------------------------------------------------------------------------------------------
11/24/95         [Illegible]       1148     Insight                               4300 Micropolis [Illegible]
------------------------------------------------------------------------------------------------------------------------------------
11/24/95         [Illegible]                US Robotics                           Total Control 192 Port - TecLink
------------------------------------------------------------------------------------------------------------------------------------
11/30/95         [Illegible]       1161     Access Graphics                       Tech Software For Switch
------------------------------------------------------------------------------------------------------------------------------------
11/30/95         [Illegible]                Heritage Graphics                     Development/Software & Sales/Marketing
------------------------------------------------------------------------------------------------------------------------------------
11/30/95           356399          1097     US Robotics                           Total Control - Fans - TecLink
------------------------------------------------------------------------------------------------------------------------------------
12/01/95         [Illegible]                Heritage Graphics                     Software Development Installer Package
------------------------------------------------------------------------------------------------------------------------------------
12/01/95           9007150                  Heritage Graphics                     Furniture Rental
------------------------------------------------------------------------------------------------------------------------------------
12/01/95           9007096                  Heritage Graphics                     Creating Virtual Web Page Software
------------------------------------------------------------------------------------------------------------------------------------
12/01/95          99005633                  Heritage Graphics                     Creating Virtual Web Page Software
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                                   Unpaid                Unpaid      Capitalized     Expensed
DATE        Location                Paid           TEC                  TECLink
---------------------------------------------------------------------------------------------------------------
05/20/95    700 SouthWest St.        17,144.81                                        17,144.81
---------------------------------------------------------------------------------------------------------------
07/01/95    Storage                 [Illegible]                                      [Illegible]
---------------------------------------------------------------------------------------------------------------
07/13/95    Storage                   1,410.80                                         1,410.80
---------------------------------------------------------------------------------------------------------------
07/31/95    700 SouthWest St.       [Illegible]                                      [Illegible]
---------------------------------------------------------------------------------------------------------------
08/16/95    700 SouthWest St.        52,999.74                                        52,999.74
---------------------------------------------------------------------------------------------------------------
08/17/95    Storage                   1,107.46                                         1,107.46
---------------------------------------------------------------------------------------------------------------
08/18/95    700 SouthWest St.         2,920.00                                         2,920.00
---------------------------------------------------------------------------------------------------------------
09/08/95    700 SouthWest St.        64,158.57                                        64,158.57
---------------------------------------------------------------------------------------------------------------
09/15/95    700 SouthWest St.         2,500.00                                         2,500.00
---------------------------------------------------------------------------------------------------------------
09/28/95    700 SouthWest St.         1,403.94                                         1,403.94
---------------------------------------------------------------------------------------------------------------
10/08/95    700 SouthWest St.           664.80                                           664.80
---------------------------------------------------------------------------------------------------------------
10/09/95    700 SouthWest St.         1,338.30                                         1,338.30
---------------------------------------------------------------------------------------------------------------
10/09/95    700 SouthWest St.         4,069.71                                         4,069.71
---------------------------------------------------------------------------------------------------------------
10/10/95                                               317.05                            317.05
---------------------------------------------------------------------------------------------------------------
10/13/95                                             1,476.07                                        1,476.07
---------------------------------------------------------------------------------------------------------------
10/15/95                                            23,540.00                         12,840.00     10,700.00
---------------------------------------------------------------------------------------------------------------
10/20/95    700 SouthWest St.       [Illegible]                                      [Illegible]
---------------------------------------------------------------------------------------------------------------
10/31/95                                            23,540.00                         12,840.00     10,700.00
---------------------------------------------------------------------------------------------------------------
10/31/95                                           [Illegible]                                     [Illegible]
---------------------------------------------------------------------------------------------------------------
11/02/95                                             1,161.32                                        1,161.32
---------------------------------------------------------------------------------------------------------------
11/02/95                                             1,104.03                                        1,104.03
---------------------------------------------------------------------------------------------------------------
11/03/95                                           [Illegible]                                     [Illegible]
---------------------------------------------------------------------------------------------------------------
11/03/95                                           [Illegible]                                     [Illegible]
---------------------------------------------------------------------------------------------------------------
11/08/95    700 SouthWest St.       [Illegible]                                      [Illegible]
---------------------------------------------------------------------------------------------------------------
11/08/95    700 SouthWest St.         2,166.00                                         2,166.00
---------------------------------------------------------------------------------------------------------------
11/08/95    700 SouthWest St.           435.50                                           435.50
---------------------------------------------------------------------------------------------------------------
11/08/95    700 SouthWest St.       [Illegible]                                      [Illegible]
---------------------------------------------------------------------------------------------------------------
11/10/95    700 SouthWest St.       [Illegible]                                      [Illegible]
---------------------------------------------------------------------------------------------------------------
11/17/95    700 SouthWest St.         2,112.00                                         2,112.00
---------------------------------------------------------------------------------------------------------------
11/18/95                                757.74                                           757.74
---------------------------------------------------------------------------------------------------------------
11/21/95    Oxford                                 [Illegible]                       [Illegible]
---------------------------------------------------------------------------------------------------------------
11/22/95                            [Illegible]                                      [Illegible]
---------------------------------------------------------------------------------------------------------------
11/24/95                            [Illegible]                                      [Illegible]
---------------------------------------------------------------------------------------------------------------
11/24/95    Oxford                                 181,272.93                        181,272.93
---------------------------------------------------------------------------------------------------------------
11/30/95                                124.75                                           124.75
---------------------------------------------------------------------------------------------------------------
11/30/95                                            23,540.00                         12,840.00     10,700.00
---------------------------------------------------------------------------------------------------------------
11/30/95    Oxford                  [Illegible]                                      [Illegible]
---------------------------------------------------------------------------------------------------------------
12/01/95                                           [Illegible]                       [Illegible]
---------------------------------------------------------------------------------------------------------------
12/01/95                                           [Illegible]                                     [Illegible]
---------------------------------------------------------------------------------------------------------------
12/01/95                                           [Illegible]                       [Illegible]
---------------------------------------------------------------------------------------------------------------
12/01/95                                               454.75                            454.75
---------------------------------------------------------------------------------------------------------------

TECLink, Inc.
Schedule of Assets
April 30, 1996

------------------------------------------------------------------------------------------------------------------------------------
                 Invoice
DATE             Number            Check    Vendor                                Description
------------------------------------------------------------------------------------------------------------------------------------
12/01/95          99007100                  Heritage Graphics                     Creating Virtual Web Page Software
------------------------------------------------------------------------------------------------------------------------------------
12/01/95         [Illegible]                Heritage Graphics                     Creating Virtual Web Page Software
------------------------------------------------------------------------------------------------------------------------------------
12/01/95         [Illegible]                Heritage Graphics                     Creating Virtual Web Page Software
------------------------------------------------------------------------------------------------------------------------------------
12/01/95          99007052                  Heritage Graphics                     Shipping
------------------------------------------------------------------------------------------------------------------------------------
12/01/95           9007157                  Heritage Graphics                     Travel Expenses
------------------------------------------------------------------------------------------------------------------------------------
12/01/95         [Illegible]                Heritage Graphics                     PowerBook 5300 & accessories
------------------------------------------------------------------------------------------------------------------------------------
12/01/95         [Illegible]                Heritage Graphics                     [Illegible] PC Card
------------------------------------------------------------------------------------------------------------------------------------
12/01/95         74739,75012       1070     [Illegible] Office Supply, Inc.       Furniture
------------------------------------------------------------------------------------------------------------------------------------
12/01/95         [Illegible]       1071     Tech Data Corporation                 Interconnect Cables
------------------------------------------------------------------------------------------------------------------------------------
12/01/95           u02774       [Illegible] UUNET                                 1 Cisco 2501 Routers & 7 DSERV
------------------------------------------------------------------------------------------------------------------------------------
12/01/95           u02774       [Illegible] UUNET                                 1 Cisco 2501 Routers
------------------------------------------------------------------------------------------------------------------------------------
12/02/95           142262       [Illegible] Plumb Line                            Work at Oxford site
------------------------------------------------------------------------------------------------------------------------------------
12/04/95           702956                   Access Graphics                       76 PC Netscape Lan
------------------------------------------------------------------------------------------------------------------------------------
12/07/95         [Illegible]    [Illegible] Rowland Heating & Air Condition       Work at Oxford site
------------------------------------------------------------------------------------------------------------------------------------
12/08/95         147-220620        1147     Anixler Brothers                      Routers
------------------------------------------------------------------------------------------------------------------------------------
12/08/95         147-220619        1147     Anixler Brothers                      Routers
------------------------------------------------------------------------------------------------------------------------------------
12/08/95            None           1107     Jim Hill Exp Rept. - Sams Club        CD-ROM Drive
------------------------------------------------------------------------------------------------------------------------------------
12/12/95            7001                    Heritage Graphics                     Creative Design
------------------------------------------------------------------------------------------------------------------------------------
12/12/95            None           1077     Office Depot & Various                Inventory Disks for Software
------------------------------------------------------------------------------------------------------------------------------------
12/15/95         [Illegible]                Heritage Graphics                     Development/Software & Sales/Marketing
------------------------------------------------------------------------------------------------------------------------------------
12/18/95         [Illegible]       1151     Access Graphics                       Software - Navigator
------------------------------------------------------------------------------------------------------------------------------------
12/18/95         [Illegible]                Heritage Graphics                     Software
------------------------------------------------------------------------------------------------------------------------------------
12/18/95         [Illegible]                Heritage Graphics                     Creative Design
------------------------------------------------------------------------------------------------------------------------------------
12/20/95         147-220945        1147     Anixler Brothers                      [Illegible] CSU & [Illegible]
------------------------------------------------------------------------------------------------------------------------------------
12/21/95         [Illegible]       1151     Access Graphics                       Navigator 1.2 Win, Media Only
------------------------------------------------------------------------------------------------------------------------------------
12/21/95            None        [Illegible] University Business Center            [Illegible]
------------------------------------------------------------------------------------------------------------------------------------
12/27/95         [Illegible]                US Robotics                           Total Control [Illegible]
------------------------------------------------------------------------------------------------------------------------------------
12/31/95         [Illegible]                Heritage Graphics                     Creative Design
------------------------------------------------------------------------------------------------------------------------------------
12/31/95         [Illegible]                Heritage Graphics                     Rent & Telephone Expense
------------------------------------------------------------------------------------------------------------------------------------
12/31/95         [Illegible]                Heritage Graphics                     Creative Design
------------------------------------------------------------------------------------------------------------------------------------
12/31/95         [Illegible]                Heritage Graphics                     Creative Design
------------------------------------------------------------------------------------------------------------------------------------
12/31/95         [Illegible]                Heritage Graphics                     Creative Design
------------------------------------------------------------------------------------------------------------------------------------
12/31/95            6377                    Heritage Graphics                     Creative Design
------------------------------------------------------------------------------------------------------------------------------------
12/31/95            6942                    Heritage Graphics                     Creative Design
------------------------------------------------------------------------------------------------------------------------------------
12/31/95            6943                    Heritage Graphics                     Creative Design
------------------------------------------------------------------------------------------------------------------------------------
12/31/95         [Illegible]                Heritage Graphics                     Heritage Development Software
------------------------------------------------------------------------------------------------------------------------------------
12/31/95         [Illegible]                Heritage Graphics                     Creating Virtual Web Page Software
------------------------------------------------------------------------------------------------------------------------------------
12/31/95         [Illegible]                Heritage Graphics                     Heritage Development Software
------------------------------------------------------------------------------------------------------------------------------------
12/31/95         [Illegible]                Heritage Graphics                     Travel Expenses
------------------------------------------------------------------------------------------------------------------------------------
01/01/96         [Illegible]    [Illegible] Progressive Technologies              [Illegible] Cables
------------------------------------------------------------------------------------------------------------------------------------
01/01/96            None           1121     University Business Center            Install Phone System
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                                   Unpaid                Unpaid      Capitalized     Expensed
DATE        Location                Paid           TEC                  TECLink
---------------------------------------------------------------------------------------------------------------
12/01/95                                               181.90                            181.90
---------------------------------------------------------------------------------------------------------------
12/01/95                                             2,295.15                          2,295.15
---------------------------------------------------------------------------------------------------------------
12/01/95                                               272.05                            272.05
---------------------------------------------------------------------------------------------------------------
12/01/95                                                12.64                                           12.64
---------------------------------------------------------------------------------------------------------------
12/01/95                                           [Illegible]                                     [Illegible]
---------------------------------------------------------------------------------------------------------------
12/01/95                                             3,185.00                          3,185.00
---------------------------------------------------------------------------------------------------------------
12/01/95                                               433.09                            433.09
---------------------------------------------------------------------------------------------------------------
12/01/95    Oxford                    1,697.96                                         1,697.96
---------------------------------------------------------------------------------------------------------------
12/01/95    700 SouthWest St.         4,093.05                                         4,093.05
---------------------------------------------------------------------------------------------------------------
12/01/95    [Illegible]             [Illegible]                                      [Illegible]
---------------------------------------------------------------------------------------------------------------
12/01/95    Monroe                    1,621.20                                         1,621.20
---------------------------------------------------------------------------------------------------------------
12/02/95                            [Illegible]                                      [Illegible]
---------------------------------------------------------------------------------------------------------------
12/04/95                                           [Illegible]                       [Illegible]
---------------------------------------------------------------------------------------------------------------
12/07/95                            [Illegible]                                      [Illegible]
---------------------------------------------------------------------------------------------------------------
12/08/95    Oxford                      672.50                                           672.50
---------------------------------------------------------------------------------------------------------------
12/08/95    Oxford                      509.48                                           509.48
---------------------------------------------------------------------------------------------------------------
12/08/95    Oxford                      533.93                                           533.93
---------------------------------------------------------------------------------------------------------------
12/12/95                                               112.05                                          112.05
---------------------------------------------------------------------------------------------------------------
12/12/95    700 SouthWest St.           706.18                                                         706.18
---------------------------------------------------------------------------------------------------------------
12/15/95                                            23,540.00                         12,640.00     10,700.00
---------------------------------------------------------------------------------------------------------------
12/18/95    700 SouthWest St.         1,351.27                                         1,851.27
---------------------------------------------------------------------------------------------------------------
12/18/95    700 SouthWest St.                        1,853.47                          1,853.47
---------------------------------------------------------------------------------------------------------------
12/18/95                                                97.91                                           97.91
---------------------------------------------------------------------------------------------------------------
12/20/95    Oxford                   20,952.78                                        20,952.78
---------------------------------------------------------------------------------------------------------------
12/21/95                              1,359.85                                         1,359.85
---------------------------------------------------------------------------------------------------------------
12/21/95                                650.00                                           650.00
---------------------------------------------------------------------------------------------------------------
12/27/95    700 SouthWest St.                       81,090.77         162,181.55     243,272.32
---------------------------------------------------------------------------------------------------------------
12/31/95                                                84.53                                           84.53
---------------------------------------------------------------------------------------------------------------
12/31/95                                             1,275.00                                        1,275.00
---------------------------------------------------------------------------------------------------------------
12/31/95                                           [Illegible]                                     [Illegible]
---------------------------------------------------------------------------------------------------------------
12/31/95                                           [Illegible]                                     [Illegible]
---------------------------------------------------------------------------------------------------------------
12/31/95                                               211.88                                          211.88
---------------------------------------------------------------------------------------------------------------
12/31/95                                               171.74                                          171.74
---------------------------------------------------------------------------------------------------------------
12/31/95                                                84.59                                           84.59
---------------------------------------------------------------------------------------------------------------
12/31/95                                                84.53                                           84.53
---------------------------------------------------------------------------------------------------------------
12/31/95                                               749.00                            749
---------------------------------------------------------------------------------------------------------------
12/31/95                                               454.75                            454.75
---------------------------------------------------------------------------------------------------------------
12/31/95                                               240.75                            240.75
---------------------------------------------------------------------------------------------------------------
12/31/95                                               989.90                                          989.90
---------------------------------------------------------------------------------------------------------------
01/01/96                              2,232.00                                         2,232.00
---------------------------------------------------------------------------------------------------------------
01/01/96                                832.53                                           832.53
---------------------------------------------------------------------------------------------------------------

TECLink, Inc.
Schedule of Assets
April 30, 1996

------------------------------------------------------------------------------------------------------------------------------------
                 Invoice
DATE             Number            Check    Vendor                                Description
------------------------------------------------------------------------------------------------------------------------------------
01/02/96         [Illegible]                Heritage Graphics                     Color Prints
------------------------------------------------------------------------------------------------------------------------------------
01/03/96                          Contra    Netscape                              Contract 10,000 copies of Netscape Software
------------------------------------------------------------------------------------------------------------------------------------
01/03/96         [Illegible]       1159     Netscape                              Servers
------------------------------------------------------------------------------------------------------------------------------------
01/08/96         [Illegible]       1158     Graybar                               [Illegible]
------------------------------------------------------------------------------------------------------------------------------------
01/11/96         [Illegible]       1164     Tech Data                             [Illegible]
------------------------------------------------------------------------------------------------------------------------------------
01/11/96         [Illegible]       1164     Tech Data                             [Illegible]
------------------------------------------------------------------------------------------------------------------------------------
01/13/96         [Illegible]       1156     The Cabling Company                   [Illegible]
------------------------------------------------------------------------------------------------------------------------------------
01/18/96         [Illegible]       1167     Insight                               [Illegible]
------------------------------------------------------------------------------------------------------------------------------------
01/23/96            None           1117     Jim Hill                              Router Cables For Jackson
------------------------------------------------------------------------------------------------------------------------------------
01/23/96            None           1117     Jim Hill                              Router Cables For Oxford
------------------------------------------------------------------------------------------------------------------------------------
01/25/96         [Illegible]       1110     Kelly's Office Furniture              Office Furniture
------------------------------------------------------------------------------------------------------------------------------------
                                            Intersys Technologies                 Original [Illegible] purchase
------------------------------------------------------------------------------------------------------------------------------------
                                            Intersys Technologies                 Less: Original customer base
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                            Customer Base                         [Illegible]
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                            Unadjusted Total
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                            Adjustment - TECLink Liability
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                            Adjusted Total
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                                   Unpaid                Unpaid      Capitalized     Expensed
DATE        Location                Paid           TEC                  TECLink
---------------------------------------------------------------------------------------------------------------
01/02/96                                           [Illegible]                                     [Illegible]
---------------------------------------------------------------------------------------------------------------
01/03/96    700 SouthWest St.                                          92,000.00      92,000.00
---------------------------------------------------------------------------------------------------------------
01/03/96    700 SouthWest St.         5,003.00                                         5,003.00
---------------------------------------------------------------------------------------------------------------
01/08/96                                213.35                                           213.35
---------------------------------------------------------------------------------------------------------------
01/11/96                              4,470.00                                         4,470.00
---------------------------------------------------------------------------------------------------------------
01/11/96                                670.00                                           670.00
---------------------------------------------------------------------------------------------------------------
01/13/96                            [Illegible]                                      [Illegible]
---------------------------------------------------------------------------------------------------------------
01/18/96                              4,193.00                                         4,193.00
---------------------------------------------------------------------------------------------------------------
01/23/96                            [Illegible]                                      [Illegible]
---------------------------------------------------------------------------------------------------------------
01/23/96                            [Illegible]                                      [Illegible]
---------------------------------------------------------------------------------------------------------------
01/25/96                              1,581.48                                         1,581.48
---------------------------------------------------------------------------------------------------------------
                                    116,500.00                                       116,500.00
---------------------------------------------------------------------------------------------------------------
                                    (28,400.00)                                      (28,400.00)
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                    548,400.00                                       548,400.00
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                    [Illegible]        477,651.11     [Illegible]    [Illegible]   [Illegible]
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                                     (28,400.00)
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                    [Illegible]        477,651.11     [Illegible]    [Illegible]   [Illegible]
---------------------------------------------------------------------------------------------------------------

                                 HUGHES PROJECT
             ANALYSIS OF ITEMS PAID BY TEC PARENT FOR HUGHES PROJECT
                       FOR THE PERIOD ENDED APRIL 10, 1996

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              SOFTWARE &
                                                                                                              DEVELPMENT
  DATE                              DESCRIPTION                                 LOCATION         EQUIPMENT      COSTS        TOTAL
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
ITEMS PAID
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  4/25/95  RA - KINKO'S COPY CENTER                                            JACKSON, MS                         49.43       49.43
------------------------------------------------------------------------------------------------------------------------------------
  4/27/95  RA - LITTLE TOKYO (ANDERSON/DILLION/LEONA/TATUM)                    JACKSON, MS                        106.23      106.23
------------------------------------------------------------------------------------------------------------------------------------
   5/1/95  RA - RADIO SHACK - 5 OUTLET TELEPHONE STRIP                         JACKSON, MS                         32.07       32.07
------------------------------------------------------------------------------------------------------------------------------------
   5/3/95  RA - TRAVEL 2000 - BLACK 48 EXP COVER                             GAITHERSBURG, MD                      42.00       42.00
------------------------------------------------------------------------------------------------------------------------------------
   5/3/95  RA - FLAMING PIT (MR B SCOTT)                                     GAITHERSBURG, MD                      48.75       48.75
------------------------------------------------------------------------------------------------------------------------------------
   5/5/95  RA - SOFTWARE CITY - ACTIONI 3.0 (WIN 3.5)                          PHOENIX, AZ                        148.80      148.80
------------------------------------------------------------------------------------------------------------------------------------
  5/12/95  RA - SAM'S CLUB - PENTIUM 90                                        JACKSON, MS         2,726.36                 2,726.36
------------------------------------------------------------------------------------------------------------------------------------
  5/12/95  RA - SAM'S CLUB - POWER SUPPLY                                      JACKSON, MS           245.03                   245.03
------------------------------------------------------------------------------------------------------------------------------------
  5/12/95  RA - SAM'S CLUB - 100 DISKS                                         JACKSON, MS                         64.19       64.19
------------------------------------------------------------------------------------------------------------------------------------
  5/12/95  BARBARA SCOTT - CONSULTING (MAY 1 - 12)                             JACKSON, MS                      1,538.46    1,538.46
------------------------------------------------------------------------------------------------------------------------------------
  5/16/95  RA - CROWN STERLING SUITES                                          PHOENIX, AZ                      1,055.79    1,055.79
------------------------------------------------------------------------------------------------------------------------------------
  5/16/95  RA - CYBERMAX - EXECUTIVE MAX P-120 COMPUTER PACKAGE               ALLENTOWN, PA        3,333.00                 3,333.00
------------------------------------------------------------------------------------------------------------------------------------
  5/18/95  RA - STEAMERS (ANDERSON, TOOKE)                                     PHOENIX, AZ                         19.86       19.86
------------------------------------------------------------------------------------------------------------------------------------
  5/19/95  RA - BEST BUY - WEB AUTHOR                                         CAMELBACK, AZ                       107.04      107.04
------------------------------------------------------------------------------------------------------------------------------------
  5/19/95  RA - SOFTWARE CITY - MIRO VIDEO                                     PHOENIX, AZ                        584.82      584.82
------------------------------------------------------------------------------------------------------------------------------------
  5/19/95  RA - SOFTWARE CITY - ADOBE PREMIERE 4.0                             PHOENIX, AZ                        459.22      459.22
------------------------------------------------------------------------------------------------------------------------------------
  5/20/95  RA - PINNACLE PEAK PATIO (ANDERSON, MORTON, HAWAKINGS)             SCOTTSDALE, AZ                      118.42      118.42
------------------------------------------------------------------------------------------------------------------------------------
  5/21/95  RA - TARGET - CONNECTOR HARDWARE                                    PHOENIX, AZ                        155.20      155.20
------------------------------------------------------------------------------------------------------------------------------------
  5/21/95  RA - IL FORNO (ANDERSON, TOOKE, CHAPLIN)                            PHOENIX, AZ                         65.84       65.84
------------------------------------------------------------------------------------------------------------------------------------
  5/24/95  RA - OFFICE DEPOT - FAX PAPER                                       JACKSON, MS                         13.47       13.47
------------------------------------------------------------------------------------------------------------------------------------
  5/28/95  RA - CENTURY CELLUNET TELEPHONE BILL                                JACKSON, MS                         27.94       27.94
------------------------------------------------------------------------------------------------------------------------------------
  5/28/95  RA - CENTURY CELLUNET TELEPHONE BILL                                JACKSON, MS                         49.17       49.17
------------------------------------------------------------------------------------------------------------------------------------
  5/30/95  RA - DOUBLETREE HOTEL                                           COLORADO SPRINGS, CO                   340.91      340.91
------------------------------------------------------------------------------------------------------------------------------------
   6/2/95  RA - PCN/HUGHES MEETING ROOM                                             ?                             200.00      200.00
------------------------------------------------------------------------------------------------------------------------------------
   6/9/95  KRIS RICHARDSON - CONSULTING (JUNE 1 - 9)                           JACKSON, MS                        452.09      452.09
------------------------------------------------------------------------------------------------------------------------------------
   6/9/95  JAMES FOSTER - CONSULTING (MAY 26 - JUNE 9)                         JACKSON, MS                        557.70      557.70
------------------------------------------------------------------------------------------------------------------------------------
   6/9/95  BARBARA SCOTT - CONSULTING (MAY 26 - JUNE 9)                        JACKSON, MS                        769.23      769.23
------------------------------------------------------------------------------------------------------------------------------------
   6/9/95  RA - RADIO SHACK - SATELLITE EQUIP FOR HUGHES PATENT PROJECT        JACKSON, MS         2,868.02                 2,868.02
------------------------------------------------------------------------------------------------------------------------------------
  6/10/95  RA - OFFICE DEPOT - ROAD & BUSINESS ATLASES                         JACKSON, MS                         99.99       99.99
------------------------------------------------------------------------------------------------------------------------------------
  6/14/95  RA - GATEWAY 2000 PENTIUM 90 SET-UP                                DES MOINES, IA       2,411.00                 2,411.00
------------------------------------------------------------------------------------------------------------------------------------
  6/16/95  RA - MCTA                                                           JACKSON, MS                         86.62       86.62
------------------------------------------------------------------------------------------------------------------------------------
  6/19/95  RA - DATASTORM PCP FOR WIN 2.11 UPGRADE TO 3.5                      COLUMBIA, MO                       153.00      153.00
------------------------------------------------------------------------------------------------------------------------------------
  6/22/95  RA - NEC ANTENNA                                                         ?                              26.75       26.75
------------------------------------------------------------------------------------------------------------------------------------
  6/24/95  RA - MONTELEONE HOTEL                                             NEW ORLEANS, LA                      539.34      539.34
------------------------------------------------------------------------------------------------------------------------------------
  6/26/95  ROBBINS, BERLINER, & CARSON (RETAINER)                            LOS ANGELES, CA                   15,000.00   15,000.00
------------------------------------------------------------------------------------------------------------------------------------
  6/28/95  RA - CENTURY CELLUNET TELEPHONE BILL                                JACKSON, MS                         39.82       39.82
------------------------------------------------------------------------------------------------------------------------------------
  6/28/95  RA - CENTURY CELLUNET TELEPHONE BILL                                JACKSON, MS                         11.73       11.73
------------------------------------------------------------------------------------------------------------------------------------

                                 HUGHES PROJECT
             ANALYSIS OF ITEMS PAID BY TEC PARENT FOR HUGHES PROJECT
                       FOR THE PERIOD ENDED APRIL 10, 1996

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              SOFTWARE &
                                                                                                              DEVELPMENT
  DATE                              DESCRIPTION                                 LOCATION         EQUIPMENT      COSTS        TOTAL
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  6/28/95  RA - CENTURY CELLUNET TELEPHONE BILL                                JACKSON, MS                        146.31      146.31
------------------------------------------------------------------------------------------------------------------------------------
  7/14/95  RA - TICO'S - CHARLES DUGAN, CHARLES EAGAN, ECHO STAR              RIDGELAND, MS                        81.82       81.82
------------------------------------------------------------------------------------------------------------------------------------
  7/14/95  RA - MAGUNDI'S RESTAURANT - JEFF ALLEGREZZA,
                JAMES FOSTER, JIM HILL                                         JACKSON, MS                         20.90       20.90
------------------------------------------------------------------------------------------------------------------------------------
  7/16/95  RA - CAB FARE                                                     LOS ANGELES, CA                       42.00       42.00
------------------------------------------------------------------------------------------------------------------------------------
  7/16/95  RA - CAB FARE                                                     LOS ANGELES, CA                       30.00       30.00
------------------------------------------------------------------------------------------------------------------------------------
  7/16/95  RA - OFFICE DEPOT - CITIZEN PORTABLE PRINTER                        JACKSON, MS           342.39                   342.39
------------------------------------------------------------------------------------------------------------------------------------
  7/16/95  RA - HYATT REGENCY                                                LOS ANGELES, CA                      644.32      644.32
------------------------------------------------------------------------------------------------------------------------------------
  7/16/95  RA - MCTA                                                           JACKSON, MS                         99.56       99.56
------------------------------------------------------------------------------------------------------------------------------------
  7/16/95  RA - MCTA                                                           JACKSON, MS                        957.65      957.65
------------------------------------------------------------------------------------------------------------------------------------
  7/16/95  RA - ALTEX ELECTRONICS - MISC                                            ?                              16.00       16.00
------------------------------------------------------------------------------------------------------------------------------------
  7/18/95  RA - WALDENBOOKS - UNSPECIFIED                                           ?                              51.91       51.91
------------------------------------------------------------------------------------------------------------------------------------
  7/19/95  RA - CROWN STERLING SUITES                                          PHOENIX, CA                        493.50      493.50
------------------------------------------------------------------------------------------------------------------------------------
  7/19/95  RA - BUDGET RENTAL CAR                                              PHOENIX, AZ                        174.97      174.97
------------------------------------------------------------------------------------------------------------------------------------
  7/20/95  RA - BEST BUY - NETSCNAUPER & INTERNTBOX 2                          PHOENIX, CA                        133.79      133.79
------------------------------------------------------------------------------------------------------------------------------------
  7/20/95  RA - STAPLES - EASEL                                                PHOENIX, AZ                         21.40       21.40
------------------------------------------------------------------------------------------------------------------------------------
  7/22/95  RA - COMPUSA - VARIOUS                                             SCOTTSDALE, AZ         846.41       233.32    1,079.73
------------------------------------------------------------------------------------------------------------------------------------
  7/22/95  RA - BORDERS BOOKS - VARIOUS                                        PHOENIX, AZ                        293.79      293.79
------------------------------------------------------------------------------------------------------------------------------------
  7/23/95  RA - PARKING                                                        JACKSON, MS                         45.50       45.50
------------------------------------------------------------------------------------------------------------------------------------
  7/24/95  RA - OFFICE DEPOT - DESKJET 1200C & HP SCAN JET                     JACKSON, MS         2,519.94                 2,519.94
------------------------------------------------------------------------------------------------------------------------------------
  7/24/95  RA - MS VALLEY GAS - 116 LAKEVIEW COURT                             JACKSON, MS                          5.94        5.94
------------------------------------------------------------------------------------------------------------------------------------
  7/25/95  RA - ENTERGY - 116 LAKEVIEW CT                                      JACKSON, MS                        161.22      161.22
------------------------------------------------------------------------------------------------------------------------------------
  7/26/95  RA - BORDERS BOOKS - VARIOUS SOFTWARE                               PHOENIX, AZ                        188.24      188.24
------------------------------------------------------------------------------------------------------------------------------------
  7/26/95  RA - CENTURY CELLUNET                                               JACKSON, MS                        109.46      109.46
------------------------------------------------------------------------------------------------------------------------------------
  7/26/95  RA - PARKING                                                        JACKSON, MS                         13.00       13.00
------------------------------------------------------------------------------------------------------------------------------------
  7/26/95  RA - COMPUSA - ACCU 16 BIT ISASCSI-I                                ADDISON, TX                        108.24      108.24
------------------------------------------------------------------------------------------------------------------------------------
  7/27/95  RA - GRAYBAR - MISC                                                 JACKSON, MS                         36.73       36.73
------------------------------------------------------------------------------------------------------------------------------------
  7/30/95  RA - MODEM EXCHANGE DIFF - NO RECEIPT                               JACKSON, MS                         32.10       32.10
------------------------------------------------------------------------------------------------------------------------------------
   8/1/95  SOLONET EQUIPMENT                                                   PALM BAY, FL        2,865.00                 2,865.00
------------------------------------------------------------------------------------------------------------------------------------
   8/1/95  RA - SOFTWARE ETO - IDEPRO-ISA                                      JACKSON, MS                         74.89       74.89
------------------------------------------------------------------------------------------------------------------------------------
   8/1/95  RA - OFFICE DEPOT - MODEM & VARIOUS                                 JACKSON, MS           288.89       611.66      900.55
------------------------------------------------------------------------------------------------------------------------------------
   8/4/95  RA - MCTA                                                           JACKSON, MS                        367.31      367.31
------------------------------------------------------------------------------------------------------------------------------------
   8/4/95  RA - INSIGHT DIRECT - ROUTERS                                        TEMPE, AZ          4,551.00                 4,551.00
------------------------------------------------------------------------------------------------------------------------------------
   8/5/95  RA - FERNANDO'S RESTAURANT                                          JACKSON, MS                        116.60      116.60
------------------------------------------------------------------------------------------------------------------------------------
   8/6/95  RA - RADIO SHACK - MISC                                             JACKSON, MS                          7.46        7.46
------------------------------------------------------------------------------------------------------------------------------------
   8/6/95  RA - OFFICE DEPOT - MISC SOFTWARE                                   JACKSON, MS                        384.75      384.75
------------------------------------------------------------------------------------------------------------------------------------
   8/7/95  RA - MCI                                                            JACKSON, MS                         35.49       35.49
------------------------------------------------------------------------------------------------------------------------------------
   8/7/95  RA - FUEL                                                           JACKSON, MS                         15.06       15.06
------------------------------------------------------------------------------------------------------------------------------------
   8/8/95  RA - AMERICAN EXPRESS - AMERICA ONLINE                              JACKSON, MS                         33.90       33.90
------------------------------------------------------------------------------------------------------------------------------------
   8/8/95  RA - AMERICAN EXPRESS - EWORLD                                      JACKSON, MS                          8.95        8.95
------------------------------------------------------------------------------------------------------------------------------------

                                 HUGHES PROJECT
             ANALYSIS OF ITEMS PAID BY TEC PARENT FOR HUGHES PROJECT
                       FOR THE PERIOD ENDED APRIL 10, 1996

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              SOFTWARE &
                                                                                                              DEVELPMENT
  DATE                              DESCRIPTION                                 LOCATION         EQUIPMENT      COSTS        TOTAL
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   8/8/95  RA - AMERICAN EXPRESS - NETCOM                                      JACKSON, MS                         19.95       19.95
------------------------------------------------------------------------------------------------------------------------------------
   8/8/95  RA - AMERICAN EXPRESS - COMPUSERVE                                  JACKSON, MS                          9.95        9.95
------------------------------------------------------------------------------------------------------------------------------------
   8/8/95  RA - INSIGHT DIRECT - NO DETAIL                                      TEMPE, AZ                          59.00       59.00
------------------------------------------------------------------------------------------------------------------------------------
   8/9/95  RA - DIREC TV SUBSCRIPTION                                          JACKSON, MS                        381.89      381.89
------------------------------------------------------------------------------------------------------------------------------------
   8/9/95  RA - MADISON ACE HARDWARE - MISC                                    MADISON, MS                         59.05       59.05
------------------------------------------------------------------------------------------------------------------------------------
   8/9/95  RA - MADISON ACE HARDWARE - MISC                                    MADISON, MS                          5.22        5.22
------------------------------------------------------------------------------------------------------------------------------------
   8/9/95  RA - RADIO SHACK - MISC                                             JACKSON, MS                         17.63       17.63
------------------------------------------------------------------------------------------------------------------------------------
  8/10/95  RA - AT&T GOLD CARD - MAC PC SOFTWARE                               JACKSON, MS                         75.58       75.58
------------------------------------------------------------------------------------------------------------------------------------
  8/10/95  RA - ELECTRIC WORLD MISC                                             AURORA, CO                         61.25       61.25
------------------------------------------------------------------------------------------------------------------------------------
  8/11/95  RA - OFFICE DEPOT - FAX                                             JACKSON, MS           536.87                   536.87
------------------------------------------------------------------------------------------------------------------------------------
  8/11/95  RA - LITTLE TOKYO                                                   JACKSON, MS                         53.63       53.63
------------------------------------------------------------------------------------------------------------------------------------
  8/12/95  RA - HOLIDAY INN                                                   RICHARDSON, TX                      133.34      133.34
------------------------------------------------------------------------------------------------------------------------------------
  8/13/95  RA - HOLIDAY INN EXPRESS                                            ADDISON, TX                         72.32       72.32
------------------------------------------------------------------------------------------------------------------------------------
  8/13/95  RA - HOLIDAY INN EXPRESS                                            ADDISON, TX                         72.32       72.32
------------------------------------------------------------------------------------------------------------------------------------
  8/14/95  RA - COURTYARD                                                           ?                              64.15       64.15
------------------------------------------------------------------------------------------------------------------------------------
  8/14/95  RA - COURTYARD                                                           ?                              64.15       64.15
------------------------------------------------------------------------------------------------------------------------------------
  8/14/95  RA - AJO AL'S                                                       PHOENIX, AZ                         61.50       61.50
------------------------------------------------------------------------------------------------------------------------------------
  8/14/95  RA - BOOKSTAR - PROAUDIO SPECTRUM                                   PHOENIX, AZ                         37.41       37.41
------------------------------------------------------------------------------------------------------------------------------------
  8/14/95  RA - SOFTWARE CITY - MISC SOFTWARE                                  PHOENIX, AZ                        533.53      533.53
------------------------------------------------------------------------------------------------------------------------------------
  8/14/95  RA - INSIGHT - P120 CONFIGURED SYSTEM                                TEMPE, AZ          4,610.00                 4,610.00
------------------------------------------------------------------------------------------------------------------------------------
  8/14/95  RA - INSIGHT - P120 CONFIGURED SYSTEM                                TEMPE, AZ          4,949.00                 4,949.00
------------------------------------------------------------------------------------------------------------------------------------
  8/14/95  SURANET SUBSCRIPTION SERVICE                                       BALTIMORE, MD                     3,317.55    3,317.55
------------------------------------------------------------------------------------------------------------------------------------
  8/14/95  SIGNATURE FINANCIAL - COPIER AND COMPUTER EQUIPMENT - DALLAS         DALLAS, TX         3,873.04        23.36    3,896.40
------------------------------------------------------------------------------------------------------------------------------------
  8/15/95  RA - BUDGET CAR RENTAL                                              PHOENIX, AZ                         41.34       41.34
------------------------------------------------------------------------------------------------------------------------------------
  8/18/95  RA - VIRGILIO'S RESTAURANT                                          MADISON, MS                         62.54       62.54
------------------------------------------------------------------------------------------------------------------------------------
  8/19/95  RA - SUTHERLAND LUMBER - TOOLS                                      JACKSON, MS                        184.02      184.02
------------------------------------------------------------------------------------------------------------------------------------
  8/20/95  RA - UTILITY BILL - LAKE LORMAN                                     JACKSON, MS                         62.27       62.27
------------------------------------------------------------------------------------------------------------------------------------
  8/20/95  RA - UTILITY BILL - 116 LAKEVIEW COURT                              JACKSON, MS                        142.66      142.66
------------------------------------------------------------------------------------------------------------------------------------
  8/22/95  ROBBINS, BERLINER, & CARSON RETAINER                              LOS ANGELES, CA                   25,000.00   25,000.00
------------------------------------------------------------------------------------------------------------------------------------
  8/22/95  HUGHES NETWORK SYSTEMS - 20 DIRECPC ACCESS KITS & MISC             GERMANTOWN, MD      31,070.80                31,070.80
------------------------------------------------------------------------------------------------------------------------------------
  8/24/95  RA - SOUTH CENTRAL BELL                                             JACKSON, MS                         39.15       39.15
------------------------------------------------------------------------------------------------------------------------------------
  8/24/95  RA - CITY GROCERY                                                    OXFORD, MS                         89.23       89.23
------------------------------------------------------------------------------------------------------------------------------------
  8/24/95  RA - HOLIDAY INN                                                     OXFORD, MS                         80.66       80.66
------------------------------------------------------------------------------------------------------------------------------------
  8/24/95  RA - HOLIDAY INN                                                     OXFORD, MS                        202.85      202.85
------------------------------------------------------------------------------------------------------------------------------------
  8/24/95  GRAYBAR - MISC                                                      JACKSON, MS                        790.53      790.53
------------------------------------------------------------------------------------------------------------------------------------
  8/27/95  RA - FUEL                                                           JACKSON, MS                         44.54       44.54
------------------------------------------------------------------------------------------------------------------------------------
  8/29/95  GRAYBAR - MISC GRAYBAR                                              JACKSON, MS                        170.12      170.12
------------------------------------------------------------------------------------------------------------------------------------
  8/29/95  RA - BUDGET CAR RENTAL                                              PHOENIX, AZ                        160.30      160.30
------------------------------------------------------------------------------------------------------------------------------------
  8/29/95  RA - PARKING                                                        PHOENIX, AZ                         26.00       26.00
------------------------------------------------------------------------------------------------------------------------------------

                                 HUGHES PROJECT
             ANALYSIS OF ITEMS PAID BY TEC PARENT FOR HUGHES PROJECT
                       FOR THE PERIOD ENDED APRIL 10, 1996

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              SOFTWARE &
                                                                                                              DEVELPMENT
  DATE                              DESCRIPTION                                 LOCATION         EQUIPMENT      COSTS        TOTAL
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  8/30/95  RA - SOFTWARE CITY - NORTON UTILITIES/ANTI-VIRUS/MISC CABLES        PHOENIX, AZ           133.92       357.71      491.63
------------------------------------------------------------------------------------------------------------------------------------
   9/1/95  RA - DFW MINI-STORE                                                  DALLAS, TX                         91.11       91.11
------------------------------------------------------------------------------------------------------------------------------------
   9/1/95  RA - NICK'S RESTAURANT - ED MEEKS                                   JACKSON, MS                         83.90       83.90
------------------------------------------------------------------------------------------------------------------------------------
   9/4/95  RA - SOUTH CENTRAL BELL                                             JACKSON, MS                        110.09      110.09
------------------------------------------------------------------------------------------------------------------------------------
   9/4/95  RA - SKEEN PLUMBING & GAS CO                                        MADISON, MS                        339.03      339.03
------------------------------------------------------------------------------------------------------------------------------------
   9/6/95  JAMES HILL PAID RADIO SHACK AND GRAYBAR MISC                        JACKSON, MS                         49.67       49.67
------------------------------------------------------------------------------------------------------------------------------------
   9/6/95  RA - OFFICE DEPOT                                                   JACKSON, MS           492.13                   492.13
------------------------------------------------------------------------------------------------------------------------------------
   9/6/95  RA - MISC                                                           JACKSON, MS                         18.95       18.95
------------------------------------------------------------------------------------------------------------------------------------
   9/7/95  RA - CAFE NEW ORLEANS - ED MEEK, DR COOK                             OXFORD, MS                         32.49       32.49
------------------------------------------------------------------------------------------------------------------------------------
   9/7/95  RA - BRAVO - TOM GOULD                                              JACKSON, MS                         22.28       22.28
------------------------------------------------------------------------------------------------------------------------------------
   9/7/95  RA - HOLIDAY INN                                                     OXFORD, MS                         61.83       61.83
------------------------------------------------------------------------------------------------------------------------------------
   9/7/95  RA - HOLIDAY INN                                                     OXFORD, MS                         63.38       63.38
------------------------------------------------------------------------------------------------------------------------------------
   9/8/95  ROBBINS, BERLINER, & CARSON                                       LOS ANGELES, CA                   25,000.00   25,000.00
------------------------------------------------------------------------------------------------------------------------------------
   9/8/95  RA - EL CHARRO MEXICAN RESTAURANT - ED MEEK, JAMES FOSTER          BATESVILLE, MS                       32.66       32.66
------------------------------------------------------------------------------------------------------------------------------------
  9/11/95  RA - OFFICE DEPOT                                                   JACKSON, MS           806.21        31.59      837.80
------------------------------------------------------------------------------------------------------------------------------------
  9/13/95  RA - BRICK OVEN - DR COOK, DR SWAGNKER                             RIDGELAND, MS                        44.56       44.56
------------------------------------------------------------------------------------------------------------------------------------
  9/14/95  RA - COURTYARD MARRIOTT                                           GAITHERSBURG, MD                      86.90       86.90
------------------------------------------------------------------------------------------------------------------------------------
  9/15/95  DELTA AIRLINES - FLIGHTS TO DALLAS & PHOENIX                          VARIOUS                        1,741.00    1,741.00
------------------------------------------------------------------------------------------------------------------------------------
  9/15/95  SOUTHWESTERN BELL                                                   JACKSON, MS                        245.55      245.55
------------------------------------------------------------------------------------------------------------------------------------
  9/15/95  RA - REGENCY CAB                                                   BALTIMORE, MD                        65.00       65.00
------------------------------------------------------------------------------------------------------------------------------------
  9/15/95  RA - JACKSON INTERNATIONAL AIRPORT                                  JACKSON, MS                         13.00       13.00
------------------------------------------------------------------------------------------------------------------------------------
  9/16/95  RA - MCTA                                                           JACKSON, MS                        122.01      122.01
------------------------------------------------------------------------------------------------------------------------------------
  9/16/95  RA - MCTA                                                           JACKSON, MS                         63.13       63.13
------------------------------------------------------------------------------------------------------------------------------------
  9/16/95  RA - UNKNOWN - MOUNTING HARDWARE                                      UNKNOWN             522.17                   522.17
------------------------------------------------------------------------------------------------------------------------------------
  9/16/95  RA - NORTHPARK OUTDOOR - MOUNTING HARDWARE                         RIDGELAND, MS                        38.51       38.51
------------------------------------------------------------------------------------------------------------------------------------
  9/18/95  HERITAGE GRAPHICS - MARKETING                                       JACKSON, MS                        802.50      802.50
------------------------------------------------------------------------------------------------------------------------------------
  9/18/95  HUGHES NETWORK SYSTEMS - DIRECPC ACCESS KIT                        GERMANTOWN, MD       7,620.36                 7,620.36
------------------------------------------------------------------------------------------------------------------------------------
  9/19/95  FEDERAL EXPRESS                                                     JACKSON, MS                        176.25      176.25
------------------------------------------------------------------------------------------------------------------------------------
  9/20/95  HERITAGE GRAPHICS - POWERMAC SET-UP                                 JACKSON, MS         6,712.96                 6,712.96
------------------------------------------------------------------------------------------------------------------------------------
  9/20/95  RA - LAKE LORMAN UTILITIES DIST                                      CANTON, MS                         74.65       74.65
------------------------------------------------------------------------------------------------------------------------------------
  9/20/95  RA - BIG 4 RESTAURANTS - M PEAVEY, C PEAVEY                           UNKNOWN                          129.00      129.00
------------------------------------------------------------------------------------------------------------------------------------
  9/20/95  RA - MAGUNDI'S - JIM HILL, SUSAN JAMES                              JACKSON, MS                         22.63       22.63
------------------------------------------------------------------------------------------------------------------------------------
  9/21/95  RA - A,T,&T                                                         JACKSON, MS                         17.98       17.98
------------------------------------------------------------------------------------------------------------------------------------
  9/21/95  RA - THE BROADMOOR                                              COLORADO SPRINGS, CO                   280.94      280.94
------------------------------------------------------------------------------------------------------------------------------------
  9/22/95  STEPHENS, BERG, & LASATER - VARIOUS LEGAL                         LOS ANGELES, CA                    7,253.50    7,253.50
------------------------------------------------------------------------------------------------------------------------------------
  9/22/95  RA - THE BROADMOOR                                              COLORADO SPRINGS, CO                     0.75        0.75
------------------------------------------------------------------------------------------------------------------------------------
  9/22/95  RA - MOTOROLA - EQUIPMENT FOR PHONE                                 CHICAGO, IL           281.62                   281.62
------------------------------------------------------------------------------------------------------------------------------------
  9/22/95  RA - VILLAGE MARKET                                                 SNOWMASS, CO                        28.53       28.53
------------------------------------------------------------------------------------------------------------------------------------
  9/22/95  RA - THE BROADMOOR DRUG STORE - COMPUTER BOOKS                  COLORADO SPRINGS, CO                    29.25       29.25
------------------------------------------------------------------------------------------------------------------------------------

                                 HUGHES PROJECT
             ANALYSIS OF ITEMS PAID BY TEC PARENT FOR HUGHES PROJECT
                       FOR THE PERIOD ENDED APRIL 10, 1996

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              SOFTWARE &
                                                                                                              DEVELPMENT
  DATE                              DESCRIPTION                                 LOCATION         EQUIPMENT      COSTS        TOTAL
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  9/22/95  RA - VILLAGE MARKET - JOE MITCHELL                                  SNOWMASS, CO                        28.53       28.53
------------------------------------------------------------------------------------------------------------------------------------
  9/23/95  RA - JACKSON INTERNATIONAL AIRPORT                                  JACKSON, MS                         13.00       13.00
------------------------------------------------------------------------------------------------------------------------------------
  9/24/95  RA - MCTA                                                           JACKSON, MS                        233.95      233.95
------------------------------------------------------------------------------------------------------------------------------------
  9/24/95  RA - COUNTRY GENERAL                                                BRIGHTON, CO                        60.42       60.42
------------------------------------------------------------------------------------------------------------------------------------
  9/24/95  RA - LAFAMILIA RESTAURANT - CHARLES EAGAN                          FT LUPTON, CO                        39.66       39.66
------------------------------------------------------------------------------------------------------------------------------------
  9/24/95  RA - UNKNOWN                                                          UNKNOWN                           56.00       56.00
------------------------------------------------------------------------------------------------------------------------------------
  9/25/95  RA - GRAYBAR - MISC                                                 JACKSON, MS                         75.62       75.62
------------------------------------------------------------------------------------------------------------------------------------
  9/25/95  RA - MAGUNDI'S - JEFF JAMES, JIM HILL                               JACKSON, MS                         30.67       30.67
------------------------------------------------------------------------------------------------------------------------------------
  9/25/95  RA - FUEL                                                           JACKSON, MS                         16.43       16.43
------------------------------------------------------------------------------------------------------------------------------------
  9/26/95  RA - CENTURY CELLUNET                                               JACKSON, MS                         54.24       54.24
------------------------------------------------------------------------------------------------------------------------------------
  9/26/95  RA - CENTURY CELLUNET                                               JACKSON, MS                         90.99       90.99
------------------------------------------------------------------------------------------------------------------------------------
  9/26/95  RA - BUDGET RENTAL CARS                                             HOUSTON, TX                         41.77       41.77
------------------------------------------------------------------------------------------------------------------------------------
  9/26/95  RA - LA QUINTA                                                      HOUSTON, TX                         84.14       84.14
------------------------------------------------------------------------------------------------------------------------------------
  9/26/95  RA - CENTURY CELLUNET                                               JACKSON, MS                         72.44       72.44
------------------------------------------------------------------------------------------------------------------------------------
  9/26/95  RA - CENTURY CELLUNET                                               JACKSON, MS                          7.22        7.22
------------------------------------------------------------------------------------------------------------------------------------
  9/27/95  RA - FUDDRUCKERS - BOB HESTON, DICK LYONS MCI                       HOUSTON, TX                         33.68       33.68
------------------------------------------------------------------------------------------------------------------------------------
  9/28/95  RA - WILSON WORLD                                                    IRVING, TX                        114.82      114.82
------------------------------------------------------------------------------------------------------------------------------------
  9/29/95  RA - GRAYBAR - MISC                                                 JACKSON, MS                        235.84      235.84
------------------------------------------------------------------------------------------------------------------------------------
  9/29/95  RA - TICO'S - MICHAEL BAKER, TOM GOULD, JOHN HELMS                 RIGDELAND, MS                       116.79      116.79
------------------------------------------------------------------------------------------------------------------------------------
  9/29/95  RA - CHEVRON                                                         FLORA, MS                          30.67       30.67
------------------------------------------------------------------------------------------------------------------------------------
  9/29/95  RA - ENTERGY                                                        JACKSON, MS                        125.71      125.71
------------------------------------------------------------------------------------------------------------------------------------
  10/1/95  RA - DIAL-A-PAGE                                                  RUSSELVILLE, AR                       33.68       33.68
------------------------------------------------------------------------------------------------------------------------------------
  10/1/95  RA - BELLSOUTH                                                      JACKSON, MS                         80.11       80.11
------------------------------------------------------------------------------------------------------------------------------------
  10/2/95  FEDERAL EXPRESS                                                     JACKSON, MS                        110.25      110.25
------------------------------------------------------------------------------------------------------------------------------------
  10/2/95  RA - MANHATTAN'S UPTOWN - DR NORTON, DR LAMIER KANSAS STATE U      MANHATTAN, KS                       142.31      142.31
------------------------------------------------------------------------------------------------------------------------------------
  10/2/95  RA - SMITH AIRPORT SHOPS                                            ATLANTA, GA                         31.47       31.47
------------------------------------------------------------------------------------------------------------------------------------
  10/4/95  RA - MCTA                                                           JACKSON, MS                        568.87      568.87
------------------------------------------------------------------------------------------------------------------------------------
  10/4/95  RA - BUDGET RENTAL CARS                                           KANSAS CITY, MO                      151.34      151.34
------------------------------------------------------------------------------------------------------------------------------------
  10/4/95  RA - PARADIES SHOPS                                               KANSAS CITY, MO                       10.29       10.29
------------------------------------------------------------------------------------------------------------------------------------
  10/4/95  RA - PARADIES SHOPS                                               KANSAS CITY, MO                       47.77       47.77
------------------------------------------------------------------------------------------------------------------------------------
  10/4/95  RA - PARADIES SHOPS                                               KANSAS CITY, MO                       15.92       15.92
------------------------------------------------------------------------------------------------------------------------------------
  10/4/95  RA - BELLSOUTH                                                      JACKSON, MS                         41.02       41.02
------------------------------------------------------------------------------------------------------------------------------------
  10/4/95  RA - BELLSOUTH                                                      JACKSON, MS                        192.34      192.34
------------------------------------------------------------------------------------------------------------------------------------
  10/5/95  RA - MS VALLEY GAS                                                  JACKSON, MS                          5.92        5.92
------------------------------------------------------------------------------------------------------------------------------------
  10/5/95  RA - JACKSON INTERNATIONAL AIRPORT                                  JACKSON, MS                         19.50       19.50
------------------------------------------------------------------------------------------------------------------------------------
  10/6/95  RA - MCTA                                                           JACKSON, MS                         60.82       60.82
------------------------------------------------------------------------------------------------------------------------------------
  10/6/95  RA - DIRECT TV                                                      JACKSON, MS                         25.50       25.50
------------------------------------------------------------------------------------------------------------------------------------
  10/7/95  RA - MCI                                                            JACKSON, MS                         47.34       47.34
------------------------------------------------------------------------------------------------------------------------------------
  10/7/95  RA - OFFICE DEPOT                                                   JACKSON, MS           176.27                   176.27
------------------------------------------------------------------------------------------------------------------------------------

                                 HUGHES PROJECT
             ANALYSIS OF ITEMS PAID BY TEC PARENT FOR HUGHES PROJECT
                       FOR THE PERIOD ENDED APRIL 10, 1996

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              SOFTWARE &
                                                                                                              DEVELPMENT
  DATE                              DESCRIPTION                                 LOCATION         EQUIPMENT      COSTS        TOTAL
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  10/8/95  RA - RICHELIEU                                                    NEW ORLEANS, LA                      495.54      495.54
------------------------------------------------------------------------------------------------------------------------------------
  10/8/95  RA - TORTORTICI'S - C L MAYMOED, HOWARD TOOKE, FRANK MAGLIOTIUO   NEW ORLEANS, LA                      106.05      106.05
------------------------------------------------------------------------------------------------------------------------------------
  10/8/95  RA - HOTEL PROVINCIAL                                             NEW ORLEANS, LA                       18.33       18.33
------------------------------------------------------------------------------------------------------------------------------------
  10/9/95  RA - TUJAGUE'S - HOWARD TOOKE                                     NEW ORLEANS, LA                       81.97       81.97
------------------------------------------------------------------------------------------------------------------------------------
  10/9/95  RA - MARGARITAVILLE N O - CL MAYMOED                              NEW ORLEANS, LA                       39.13       39.13
------------------------------------------------------------------------------------------------------------------------------------
 10/10/95  GRAYBAR - MISC                                                      JACKSON, MS                          8.38        8.38
------------------------------------------------------------------------------------------------------------------------------------
 10/11/95  RA - MAGUNDI'S - JEFF AL                                            JACKSON, MS                         12.31       12.31
------------------------------------------------------------------------------------------------------------------------------------
 10/13/95  INSIGHT - 5 P120 CONFIGURED SYSTEMS                                  TEMPE, AZ         21,379.00                21,379.00
------------------------------------------------------------------------------------------------------------------------------------
 10/13/95  HERITAGE GRAPHICS - MARKETING                                       JACKSON, MS                      1,379.50    1,379.50
------------------------------------------------------------------------------------------------------------------------------------
 10/13/95  HERITAGE GRAPHICS - NEC INTERFACE & NEC PORTABLE CD ROM             JACKSON, MS         1,225.88                 1,225.88
------------------------------------------------------------------------------------------------------------------------------------
 10/13/95  HERITAGE GRAPHICS - POWERMAC                                        JACKSON, MS        20,664.68                20,664.68
------------------------------------------------------------------------------------------------------------------------------------
 10/13/95  HERITAGE GRAPHICS - MARKETING                                       JACKSON, MS                      4,039.63    4,039.63
------------------------------------------------------------------------------------------------------------------------------------
 10/13/95  RA - HOTEL ST MARIE                                               NEW ORLEANS, LA                       27.40       27.40
------------------------------------------------------------------------------------------------------------------------------------
 10/15/95  SOUTHWESTERN BELL                                                   JACKSON, MS                         84.44       84.44
------------------------------------------------------------------------------------------------------------------------------------
 10/16/95  RA - MCTA                                                           JACKSON, MS                         16.63       16.63
------------------------------------------------------------------------------------------------------------------------------------
 10/17/95  UUNET - 3 CISCO ROUTERS                                             FAIRFAX, VA         4,863.60                 4,863.60
------------------------------------------------------------------------------------------------------------------------------------
 10/17/95  RA - COMPUSA                                                        ADDISON, TX         1,943.03       138.54    2,081.57
------------------------------------------------------------------------------------------------------------------------------------
 10/20/95  RA - JACKSON INTERNATIONAL AIRPORT                                  JACKSON, MS                         19.50       19.50
------------------------------------------------------------------------------------------------------------------------------------
 10/21/95  RA - A,T,&T                                                         JACKSON, MS                         26.77       26.77
------------------------------------------------------------------------------------------------------------------------------------
 10/21/95  RA - TICO'S - DAVID ROACH, DR COOK, ED MEEK                        RIDGELAND, MS                       159.48      159.48
------------------------------------------------------------------------------------------------------------------------------------
 10/23/95  RA - PINNACLE MICRO                                                  IRVINE, CA           214.00                   214.00
------------------------------------------------------------------------------------------------------------------------------------
 10/24/95  DELTA AIRLINES - JAN - MCI - BWI - DFW                                VARIOUS                        3,238.00    3,238.00
------------------------------------------------------------------------------------------------------------------------------------
 10/25/95  HERITAGE GRAPHICS - MARKETING                                       JACKSON, MS                        703.00      703.00
------------------------------------------------------------------------------------------------------------------------------------
 10/25/95  RA - JACKSON INTERNATIONAL AIRPORT                                  JACKSON, MS                          6.50        6.50
------------------------------------------------------------------------------------------------------------------------------------
 10/27/95  RA - AMID CABS                                                    LOS ANGELES, CA                       51.00       51.00
------------------------------------------------------------------------------------------------------------------------------------
 10/27/95  RA - OMNI HOTEL                                                   LOS ANGELES, CA                      213.29      213.29
------------------------------------------------------------------------------------------------------------------------------------
 10/28/95  RA - HARVEY HOTEL                                                   ADDISON, TX                        130.56      130.56
------------------------------------------------------------------------------------------------------------------------------------
 10/30/95  HERITAGE GRAPHICS - MARKETING                                       JACKSON, MS                        339.36      339.36
------------------------------------------------------------------------------------------------------------------------------------
 10/30/95  JAMES FOSTER EXPENSES                                               JACKSON, MS                        707.41      707.41
------------------------------------------------------------------------------------------------------------------------------------
 10/30/95  BARBARA SCOTT EXPENSES                                              JACKSON, MS                        275.04      275.04
------------------------------------------------------------------------------------------------------------------------------------
 10/30/95  RA - JACKSON INTERNATIONAL AIRPORT                                  JACKSON, MS                         26.00       26.00
------------------------------------------------------------------------------------------------------------------------------------
  11/1/95  BAY SPRINGS TELEPHONE CO                                          BAY SPRINGS, MS                      246.95      246.95
------------------------------------------------------------------------------------------------------------------------------------
  11/1/95  DIAL-A-PAGE                                                       RUSSELVILLE, AR                       25.14       25.14
------------------------------------------------------------------------------------------------------------------------------------
 11/15/95  SOUTHWESTERN BELL                                                   JACKSON, MS                        112.16      112.16
------------------------------------------------------------------------------------------------------------------------------------
 11/16/95  DELTA AIRLINES - HOU-DAL-LAX-IAD-BWI                                  VARIOUS                        5,136.00    5,136.00
------------------------------------------------------------------------------------------------------------------------------------
 11/21/95  JAMES FOSTER MILEAGE                                                JACKSON, MS                        397.80      397.80
------------------------------------------------------------------------------------------------------------------------------------
 11/21/95  FEDERAL EXPRESS                                                     JACKSON, MS                         62.00       62.00
------------------------------------------------------------------------------------------------------------------------------------
 11/30/95  BAY SPRINGS TELEPHONE CO                                          BAY SPRINGS, MS                      591.56      591.56
------------------------------------------------------------------------------------------------------------------------------------
 11/30/95  BOLES, BOLES, & RYAN                                                 MONROE, LA                      1,211.25    1,211.25
------------------------------------------------------------------------------------------------------------------------------------

                                 HUGHES PROJECT
             ANALYSIS OF ITEMS PAID BY TEC PARENT FOR HUGHES PROJECT
                       FOR THE PERIOD ENDED APRIL 10, 1996

                                                                                                              SOFTWARE &
                                                                                                              DEVELPMENT
  DATE                              DESCRIPTION                                 LOCATION         EQUIPMENT      COSTS        TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 12/10/95  BELLSOUTH                                                           JACKSON, MS                        572.33      572.33
------------------------------------------------------------------------------------------------------------------------------------
 12/15/95  DELTA AIR LINES                                                     JACKSON, MS                      9,800.00    9,800.00
------------------------------------------------------------------------------------------------------------------------------------
 12/15/95  SOUTHWESTERN BELL TELEPHONE                                         JACKSON, MS                         95.82       95.82
------------------------------------------------------------------------------------------------------------------------------------
 12/30/95  BAY SPRINGS TELEPHONE COMPANY                                     BAY SPRINGS, MS                      411.92      411.92
------------------------------------------------------------------------------------------------------------------------------------
 12/31/95  RA - EXPENSES UNLOCATED AND UNIDENTIFIED                            JACKSON, MS                        119.40      119.40
------------------------------------------------------------------------------------------------------------------------------------
  1/15/96  DIAL-A-PAGE                                                         JACKSON, MS                         63.00       63.00
------------------------------------------------------------------------------------------------------------------------------------
  1/29/96  BELLSOUTH                                                           JACKSON, MS                         94.00       94.00
------------------------------------------------------------------------------------------------------------------------------------
  1/29/96  FEDERAL EXPRESS                                                     JACKSON, MS                        162.50      162.50
------------------------------------------------------------------------------------------------------------------------------------
  1/29/96  STEPHENS, BERG, & LASSATER                                        LOS ANGELES, CA                      172.48      172.48
------------------------------------------------------------------------------------------------------------------------------------
 12/11/95  STEPHENS, BERG, & LASATER                                         LOS ANGELES, CA                    9,245.59    9,245.59
------------------------------------------------------------------------------------------------------------------------------------
 12/20/95  STEPHENS, BERG, & LASATER                                         LOS ANGELES, CA                    3,159.00    3,159.00
------------------------------------------------------------------------------------------------------------------------------------
  10/7/95  RA - OFFICE DEPORT - HP FAX                                         JACKSON, MS           690.92                   690.92
------------------------------------------------------------------------------------------------------------------------------------
 10/27/95  RA - DATA PROJECTIONS - EZ SHOW 840 DATA/VIDEO & DUKANE O/H PROJ    HOUSTON, TX         3,410.00                 3,410.00
------------------------------------------------------------------------------------------------------------------------------------
  11/1/95  AIR LAUREL FLIGHT - LAUREL - MONROE - JXN - WASHINGTON - JXN - LAUR JACKSON, MS                     13,055.31   13,055.31
------------------------------------------------------------------------------------------------------------------------------------
  11/1/95  HERITAGE GRAPHICS - SATELITTE CATALOG/SOFTWARE                      JACKSON, MS                      2,046.38    2,046.38
------------------------------------------------------------------------------------------------------------------------------------
  11/2/95  RA - COURTYARD MARRIOTT                                          GAITHERSBURG, MD                      168.98      168.98
------------------------------------------------------------------------------------------------------------------------------------
  11/3/95  RA - B DALTON BOOKSELLER - BOOKS BY DAVID BRINKLEY & CHARLES KU  GAITHERSBURG, MD                       39.85       39.85
------------------------------------------------------------------------------------------------------------------------------------
  11/4/95  RA - BUDGET SEARS CAR RENTAL                                       ARLINGTON, VA                        95.35       95.35
------------------------------------------------------------------------------------------------------------------------------------
  11/4/95  RA - JACKSON INTERNATIONAL AIRPORT                                  JACKSON, MS                          3.50        3.50
------------------------------------------------------------------------------------------------------------------------------------
  11/4/95  RA - COMMISSIONS/PASCHALS UNIT                                      ATLANTA, GA                          4.60        4.60
------------------------------------------------------------------------------------------------------------------------------------
  11/5/95  RA - HOLIDAY INN                                                    OXFORD, MS                          64.31       64.31
------------------------------------------------------------------------------------------------------------------------------------
  11/5/95  RA - HOLIDAY INN                                                    OXFORD, MS                          97.96       97.96
------------------------------------------------------------------------------------------------------------------------------------
  11/5/95  RA - MAGUNDI'S - JEFF ALLEGREZZA, JOHN HELMS                        JACKSON, MS                         15.55       15.55
------------------------------------------------------------------------------------------------------------------------------------
  11/5/95  RA - FLAMING PIT                                                 GAITHERSBURG, MD                       48.85       48.85
------------------------------------------------------------------------------------------------------------------------------------
  11/6/95  RA - BUDGET SEARS CAR RENTAL                                        DALLAS, TX                          18.68       18.68
------------------------------------------------------------------------------------------------------------------------------------
  11/6/95  RA - SPEEDWAY                                                      RIDGELAND, MS                        13.91       13.91
------------------------------------------------------------------------------------------------------------------------------------
  11/6/95  RA - ROYAL INN                                                      DALLAS, TX                          65.42       65.42
------------------------------------------------------------------------------------------------------------------------------------
  11/7/95  RA - OMNI RICHARDSON - 2 SHINER BOCK                              RICHARDSON, TX                         6.50        6.50
------------------------------------------------------------------------------------------------------------------------------------
  11/7/95  RA - OMNI HOTEL                                                   RICHARDSON, TX                       211.81      211.81
------------------------------------------------------------------------------------------------------------------------------------
  11/7/95  RA - OMNI HOTEL                                                   RICHARDSON, TX                       190.97      190.97
------------------------------------------------------------------------------------------------------------------------------------
  11/8/95  RA - OMNI HOTEL                                                     CHICAGO, IL                        297.70      297.70
------------------------------------------------------------------------------------------------------------------------------------
  11/9/95  RA - CAB RECEIPT                                                   NEW YORK, NY                         45.00       45.00
------------------------------------------------------------------------------------------------------------------------------------
 11/10/95  RA - SHELL                                                          MADISON, MS                         25.81       25.81
------------------------------------------------------------------------------------------------------------------------------------
 11/11/95  RA - SOFTWARE, ETC - MAP N GO                                      RIDGELAND, MS                        48.14       48.14
------------------------------------------------------------------------------------------------------------------------------------
 11/12/95  RA - FUEL                                                           JACKSON, MS                         22.03       22.03
------------------------------------------------------------------------------------------------------------------------------------
 11/13/95  RA - SHERATON                                                      METAIRIE, LA                        201.47      201.47
------------------------------------------------------------------------------------------------------------------------------------
 11/13/95  RA - COMPUSA - MISC SOFTWARE/BOOKS                                 METAIRIE, LA                        750.19      750.19
------------------------------------------------------------------------------------------------------------------------------------
 11/15/95  RA - MACARONI GRILL                                                 JACKSON, MS                         29.10       29.10
------------------------------------------------------------------------------------------------------------------------------------
 11/15/95  RA - YELLOW CAB                                                       UNKNOWN                           65.00       65.00
------------------------------------------------------------------------------------------------------------------------------------

                                 HUGHES PROJECT
             ANALYSIS OF ITEMS PAID BY TEC PARENT FOR HUGHES PROJECT
                       FOR THE PERIOD ENDED APRIL 10, 1996

                                                                                                              SOFTWARE &
                                                                                                              DEVELPMENT
  DATE                               DESCRIPTION                                LOCATION         EQUIPMENT      COSTS        TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 11/16/95  RA - ACE LIMOUSINE SERVICE                                          CHICAGO, IL                         72.00       72.00
------------------------------------------------------------------------------------------------------------------------------------
 11/16/95  RA - JACKSON INTERNATIONAL AIRPORT                                  JACKSON, MS                         13.00       13.00
------------------------------------------------------------------------------------------------------------------------------------
 11/17/95  RA - US POSTAL SERVICE                                             RIDGELAND, MS                        38.40       38.40
------------------------------------------------------------------------------------------------------------------------------------
 11/20/95  RA - GRIDLEY'S - HOWARD TOOKE, FRANK MEGLEOTTO, JOHN HELMS          JACKSON, MS                        102.16      102.16
------------------------------------------------------------------------------------------------------------------------------------
 11/20/95  RA - MAGUNDI'S - JEFF ALLEGREZZA, JAMES FOSTER                      JACKSON, MS                         11.55       11.55
------------------------------------------------------------------------------------------------------------------------------------
 11/20/95  RA - NICK'S RESTAURANT - FRANK MEGLEOTTO, HOWARD TOOKE, TOM GO      JACKSON, MS                        166.91      166.91
------------------------------------------------------------------------------------------------------------------------------------
 11/20/95  RA - SOFTWARE, ETC - NTSCPNVG1.2                                   RIDGELAND, MS                        48.14       48.14
------------------------------------------------------------------------------------------------------------------------------------
 11/21/95  RA - VIRGILIO'S - EL BROWN                                          MADISON, MS                         33.06       33.06
------------------------------------------------------------------------------------------------------------------------------------
 11/24/95  RA - BUDGET SEARS CAR RENTAL                                        DALLAS, TX                          36.01       36.01
------------------------------------------------------------------------------------------------------------------------------------
 11/24/95  RA - JACKSON INTERNATIONAL AIRPORT                                  JACKSON, MS                          5.50        5.50
------------------------------------------------------------------------------------------------------------------------------------
 11/25/95  RA - FUEL                                                           JACKSON, MS                         94.21       94.21
------------------------------------------------------------------------------------------------------------------------------------
 11/25/95  RA - PARKING                                                          UNKNOWN                           41.36       41.36
------------------------------------------------------------------------------------------------------------------------------------
 11/25/95  RA - SUTHERLANDS LUMBER - 16IN 2.0 CU SAW W                         JACKSON, MS                        144.45      144.45
------------------------------------------------------------------------------------------------------------------------------------
 11/29/95  RA - HAL & MAL'S - JOHN HELMS                                       JACKSON, MS                         14.74       14.74
------------------------------------------------------------------------------------------------------------------------------------
 11/29/95  RA - OFFICE DEPOT - SUPPLIES                                        JACKSON, MS                         30.31       30.31
------------------------------------------------------------------------------------------------------------------------------------
 11/29/95  RA - JACKSON INTERNATIONAL AIRPORT                                  JACKSON, MS                         20.50       20.50
------------------------------------------------------------------------------------------------------------------------------------
 11/29/95  RA - RENAISSANCE ATLANTA                                            ATLANTA, GA                        185.82      185.82
------------------------------------------------------------------------------------------------------------------------------------
 11/30/95  RA - KINKO'S                                                        JACKSON, MS                          7.97        7.97
------------------------------------------------------------------------------------------------------------------------------------
 11/30/95  RA - HOLIDAY INN                                                  ORANGEBURG, NY                       120.46      120.46
------------------------------------------------------------------------------------------------------------------------------------
 11/30/95  RA - BUDGET RENTAL CARS                                             NEWARK, NJ                         147.21      147.21
------------------------------------------------------------------------------------------------------------------------------------
  12/1/95  DIAL-A-PAGE                                                         JACKSON, MS                         31.50       31.50
------------------------------------------------------------------------------------------------------------------------------------
  12/1/95  RA - TICO'S - TOM GOULD, JOHN HELMS                                 JACKSON, MS                         68.32       68.32
------------------------------------------------------------------------------------------------------------------------------------
  12/1/95  RA - WORTH & WORTH LTD - TAN DRIFTER                               NEW YORK, NY                         64.95       64.95
------------------------------------------------------------------------------------------------------------------------------------
  12/1/95  RA - UNKNOWN PARKING                                                  UNKNOWN                           54.00       54.00
------------------------------------------------------------------------------------------------------------------------------------
  12/1/95  RA - US POSTAL SERVICE                                              JACKSON, MS                         20.41       20.41
------------------------------------------------------------------------------------------------------------------------------------
  12/1/95  RA - CAB RECEIPTS                                                  NEW YORK, NY                         60.00       60.00
------------------------------------------------------------------------------------------------------------------------------------
  12/2/95  RA - W.P. LOUNGE                                                      UNKNOWN                            1.85        1.85
------------------------------------------------------------------------------------------------------------------------------------
  12/5/95  RA - GOOD EATS GRILL - JOHN HELMS, PHIL GEURIN                      JACKSON, MS                         21.82       21.82
------------------------------------------------------------------------------------------------------------------------------------
  12/5/95  RA - SHELL                                                          JACKSON, MS                         13.96       13.96
------------------------------------------------------------------------------------------------------------------------------------
  12/6/95  RA - YVETTE                                                         CHICAGO, IL                         94.48       94.48
------------------------------------------------------------------------------------------------------------------------------------
  12/6/95  RA - GOLDER CAB CO                                                    UNKNOWN                           45.00       45.00
------------------------------------------------------------------------------------------------------------------------------------
  12/7/95  RA - SAINT GERMAIN BAKERY & CAFE - LARRY MEEKS, LLOD BARRETTS       CHICAGO, IL                         39.53       39.53
------------------------------------------------------------------------------------------------------------------------------------
  12/7/95  RA - JIFFY CABS                                                     PHOENIX, AZ                         54.00       54.00
------------------------------------------------------------------------------------------------------------------------------------
  12/7/95  RA - CROWN STERLING SUITES                                          PHOENIX, AZ                        186.80      186.80
------------------------------------------------------------------------------------------------------------------------------------
  12/8/95  RA - BORDERS BOOKS - MISC SOFTWARE & BOOKS                         CAMELBACK, AZ                       157.37      157.37
------------------------------------------------------------------------------------------------------------------------------------
  12/8/95  RA - OMNI HOTELS                                                    CHICAGO, IL                        542.04      542.04
------------------------------------------------------------------------------------------------------------------------------------
  12/9/95  RA - MS PARKING ASSOC                                               JACKSON, MS                         24.00       24.00
------------------------------------------------------------------------------------------------------------------------------------
  12/9/95  RA - EXXON                                                           PEARL, MS                          14.94       14.94
------------------------------------------------------------------------------------------------------------------------------------
  12/9/95  RA - CAB RECEIPT                                                      UNKNOWN                           62.00       62.00
------------------------------------------------------------------------------------------------------------------------------------

                                 HUGHES PROJECT
             ANALYSIS OF ITEMS PAID BY TEC PARENT FOR HUGHES PROJECT
                       FOR THE PERIOD ENDED APRIL 10, 1996

                                                                                                              SOFTWARE &
                                                                                                              DEVELPMENT
  DATE                               DESCRIPTION                                LOCATION         EQUIPMENT      COSTS        TOTAL
------------------------------------------------------------------------------------------------------------------------------------
  12/1/95  RA - MIK AND MOT'S                                                  JACKSON, MS                         66.16       66.16
------------------------------------------------------------------------------------------------------------------------------------
 12/13/95  RA - RED ARROW CAR WASH                                           HATTIESBURG, MS                       11.66       11.66
------------------------------------------------------------------------------------------------------------------------------------
 12/14/95  RA - LITTLE TOKYO                                                   JACKSON, MS                         32.43       32.43
------------------------------------------------------------------------------------------------------------------------------------
 12/16/95  RA - SOFTWARE, ETC - MSACCS95UPG                                   RIDGELAND, MS                       106.99      106.99
------------------------------------------------------------------------------------------------------------------------------------
 12/18/95  RA - STIRLING TECHNOLOGIES - SHIELD 3 FOR WINDOWS 3.1               CHICAGO, IL                        630.00      630.00
------------------------------------------------------------------------------------------------------------------------------------
 12/19/95  RA - COMPUSA - ACEC ACECAT II TABLE                                 ADDISON, TX                        108.24      108.24
------------------------------------------------------------------------------------------------------------------------------------
 12/19/95  RA - COMPUSA - MISC SOFTWARE AND CD'S                               ADDISON, TX                        270.53      270.53
------------------------------------------------------------------------------------------------------------------------------------
 12/20/95  RA - CENTRAL PARKING                                                JACKSON, MS                         19.00       19.00
------------------------------------------------------------------------------------------------------------------------------------
 12/21/95  RA - SERVICE MERCHANDISE - 1 MWS KINETIC QTZ STRAP                  JACKSON, MS                        213.97      213.97
------------------------------------------------------------------------------------------------------------------------------------
 12/21/95  RA - SERVICE MERCHANDISE - CALL DISPLAY 85 & CALLER ID              JACKSON, MS                        116.42      116.42
------------------------------------------------------------------------------------------------------------------------------------
 12/22/95  RA - LA PLACITA - GARY OWENS (ROCKY MT SOFTWARE)                   BRIGHTON, CO                         48.57       48.57
------------------------------------------------------------------------------------------------------------------------------------
 12/23/95  RA - COMPUTER CITY                                                WESTMINSTER, CO                       30.10       30.10
------------------------------------------------------------------------------------------------------------------------------------
 12/23/95  RA - COMPUTER CITY - MISC SOFTWARE                                WESTMINSTER, CO                      537.71      537.71
------------------------------------------------------------------------------------------------------------------------------------
 12/23/95  RA - KMART CENTER - SOFTWARE - NO SUPPORTING DOCUMENTATION          JACKSON, MS                        196.76      196.76
------------------------------------------------------------------------------------------------------------------------------------
 12/24/95  RA - COMPUSA - MISC                                                 AURORA, CO                         114.51      114.51
------------------------------------------------------------------------------------------------------------------------------------
 12/24/95  RA - COMPUTER CITY                                                  HOUSTON, TX            59.21       142.75      201.96
------------------------------------------------------------------------------------------------------------------------------------
 12/26/95  RA - COMPUSA - MISC                                                 ADDISON, TX                        221.84      221.84
------------------------------------------------------------------------------------------------------------------------------------
 12/26/95  RA - COMPUSA  - MISC                                                ADDISON, TX                      1,281.28    1,281.28
------------------------------------------------------------------------------------------------------------------------------------
 12/26/95  RA - OMNI HOTEL                                                   RICHARDSON, TX                        27.98       27.98
------------------------------------------------------------------------------------------------------------------------------------
 12/26/95  RA - OMNI HOTEL                                                   RICHARDSON, TX                       375.50      375.50
------------------------------------------------------------------------------------------------------------------------------------
 12/26/95  RA - COMMUNIGROUP                                                   JACKSON, MS                        187.87      187.87
------------------------------------------------------------------------------------------------------------------------------------
 12/28/95  RA - BUDGET RENTAL CARS                                             DALLAS, TX                         154.34      154.34
------------------------------------------------------------------------------------------------------------------------------------
 12/29/95  RA - MAYFLOWER CAFE                                                 JACKSON, MS                         39.53       39.53
------------------------------------------------------------------------------------------------------------------------------------
   1/6/96  RA - OFFICE DEPOT                                                   JACKSON, MS                         24.72       24.72
------------------------------------------------------------------------------------------------------------------------------------
 11/14/96  RA - TEXACO                                                         HAMMOND, LA                         22.88       22.88
------------------------------------------------------------------------------------------------------------------------------------
  1/29/96  DELTA AIRLINES - RON ANDERSON                                       VARIOUS                          3,167.00    3,167.00
------------------------------------------------------------------------------------------------------------------------------------
  1/29/96  JAMES FOSTER                                                        JACKSON, MS                        128.99      128.99
------------------------------------------------------------------------------------------------------------------------------------
  2/12/96  BOLES, BOLES, & RYAN                                                MONROE, LA                         138.75      138.75
------------------------------------------------------------------------------------------------------------------------------------
  2/12/96  BAY SPRINGS TELEPHONE CO                                          BAY SPRINGS, MS                      471.73      471.73
------------------------------------------------------------------------------------------------------------------------------------
  2/12/96  SOUTHWESTERN BELL                                                   JACKSON, MS                         85.99       85.99
------------------------------------------------------------------------------------------------------------------------------------
  10/3/95  HERITAGE GRAPHICS - DEVELOPMENT - SOFTWARE                          JACKSON, MS                      1,819.00    1,819.00
------------------------------------------------------------------------------------------------------------------------------------
  12/1/95  HERITAGE GRAPHICS - CREATING SOFTWARE                               JACKSON, MS                      7,026.69    7,026.69
------------------------------------------------------------------------------------------------------------------------------------
  12/1/95  HERITAGE GRAPHICS - CREATING SOFTWARE                               JACKSON, MS                      1,273.30    1,273.30
------------------------------------------------------------------------------------------------------------------------------------
  12/1/95  HERITAGE GRAPHICS - SATELLITE CATALOG/SOFTWARE                      JACKSON, MS                     13,631.80   13,631.80
------------------------------------------------------------------------------------------------------------------------------------
 12/31/95  HERITAGE GRAPHICS - DEVELOPING SOFTWARE                             JACKSON, MS                      5,457.00    5,457.00
------------------------------------------------------------------------------------------------------------------------------------
 12/31/95  HERITAGE GRAPHICS - FREIGHT                                         JACKSON, MS                        233.81      233.81
------------------------------------------------------------------------------------------------------------------------------------
 12/31/95  HERITAGE GRAPHICS - INSTALL DOWNLINK                                JACKSON, MS                        214.00      214.00
------------------------------------------------------------------------------------------------------------------------------------
 12/31/95  HERITAGE GRAPHICS - DESIGN CONCEPT/OVERTIME                         JACKSON, MS                      3,060.00    3,060.00
------------------------------------------------------------------------------------------------------------------------------------
 10/27/95  HERITAGE GRAPHICS - FILM, DESIGN & PRODUCTION                       JACKSON, MS                        179.50      179.50
------------------------------------------------------------------------------------------------------------------------------------

                                  HUGHES PROJECT
              ANALYSIS OF ITEMS PAID BY TEC PARENT FOR HUGHES PROJECT
                        FOR THE PERIOD ENDED APRIL 10, 1996

                                                                                                              SOFTWARE &
                                                                                                              DEVELPMENT
  DATE                               DESCRIPTION                                LOCATION         EQUIPMENT      COSTS        TOTAL
------------------------------------------------------------------------------------------------------------------------------------
 10/27/95  HERITAGE GRAPHICS - FILM, DESIGN & PRODUCTION                       JACKSON, MS                        145.00      145.00
------------------------------------------------------------------------------------------------------------------------------------
 10/27/95  HERITAGE GRAPHICS - FILM, DESIGN & PRODUCTION                       JACKSON, MS                        378.50      378.50
------------------------------------------------------------------------------------------------------------------------------------
  12/1/95  HERITAGE GRAPHICS - SATELLITE CATALOG/SOFTWARE                      JACKSON, MS                      2,046.38    2,046.38
------------------------------------------------------------------------------------------------------------------------------------
  2/23/96  BELLSOUTH                                                           JACKSON, MS                         94.00       94.00
------------------------------------------------------------------------------------------------------------------------------------
  2/26/96  SOUTHWESTERN BELL                                                   JACKSON, MS                         81.77       81.77
------------------------------------------------------------------------------------------------------------------------------------
  1/15/96  SOUTHWESTERN BELL                                                   JACKSON, MS                         95.82       95.82
------------------------------------------------------------------------------------------------------------------------------------
  2/29/96  BAY SPRINGS TELEPHONE COMPANY                                       JACKSON, MS                        239.99      239.99
------------------------------------------------------------------------------------------------------------------------------------
  3/10/96  BELLSOUTH                                                           JACKSON, MS                         94.00       94.00
------------------------------------------------------------------------------------------------------------------------------------
  3/10/96  MITCHELL, SILBERBERG & KNUPP                                      LOS ANGELES, CA                    1,155.00    1,155.00
------------------------------------------------------------------------------------------------------------------------------------
  3/10/96  SOUTHWESTERN BELL                                                   JACKSON, MS                         79.48       79.48
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  4/10/96  TOTAL ITEMS PAID                                                                      139,232.71   212,482.98  351,715.69
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
ITEMS NOT PAID
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          -            -           -
------------------------------------------------------------------------------------------------------------------------------------
  4/10/96  TOTAL ITEMS NOT PAID
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  4/10/96  GRAND TOTAL                                                                           139,232.71   212,482.98  351,715.69
-------------------------------------------------------------------------------------------------===================================

                                    EXHIBIT B

                                PROMO TEL SHARES


      Promo Tel shall deliver 9,632,312 Shares of its common stock (the "Stock"). The price of the Stock (the "Promo Tel Stock Price") has been fixed at $.173085825 per Share.